SCHEDULE 14A
                       (Rule 14a-101) INFORMATION REQUIRED IN
                       PROXY STATEMENT
                        SCHEDULE 14A
                         INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of
                                        1934 Filed by the

     registrant    X

     Filed by a Party other than the registrant Check the

     appropriate box:

              Preliminary Proxy Statement SCHEDULE 14A
(RULE 14A-101)
                                  Commission Only (as
Permitted by Rule
                                  14a-6(e)(2)

                X Definitive Proxy Statement

               Definitive Additional Materials

               Soliciting Material Pursuant to Rule 14a11(o) or Rule 14a-12

CHIEF CONSOLIDATED MINING COMPANY (FILE # 11761)
         (Name of registrant as Specified in its Charter)
         Confidential, For Use of the
        (name of Person(s) Filing Proxy Statement, if Other
than the registrant)
  Payment of Filing Fee (Check the appropriate box):
   X  No fee required   (Vote on Directors and
Accountants Only)

          Fee computed on table below per Exchange
Act
     Rules 14-a6(I)(1) and 0-11

       (1) Title of each class of securities to which transactions applies:

COMMON STOCK: PREFERRED STOCK

     (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


 N\A

     (4) Proposed maximum aggregate value of transaction:

N\A
     (5) Total fee paid
  N\A
                     CHIEF CONSOLIDATED
                      MINING COMPANY
                      500 Fifth Avenue
                  New York, New York 10110

        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN
            LIEU OF ANNUAL MEETING TO BE HELD DECEMBER 29,
            1999

To the Shareholders of Chief Consolidated Mining Company:

     Notice is hereby given that a Special Meeting of Shareholders in Lieu of Annual Meeting of Chief Consolidated Mining Company will be held at the Doral Hotel, 70 Park Avenue at 38th Street (Park Avenue Suite) New York City, New York 10016 on Wednesday, December 29, 1999 at 11:00 A.M. New York City time for the following purposes:

   (1) To elect seven (7) directors to serve during the ensuing year.

     (2) To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company, if the shareholders approve at the meeting the proposal to sell shares of a new class of convertible common stock as set forth at Proposal (3), below.

          (3)  To consider and act upon a proposal
     involving the sale by the Company to Dimeling, Schreiber & Park of 3,500,000 shares of a new class of voting convertible common stock, together with the right to purchase an additional 5,000,000 shares, and approval of a stock purchase agreement, warrant agreement and registration rights agreement relating to the stock sale, if the shareholders approve at the meeting the proposal to amend and restate the Articles of Incorporation of the Company as set forth at Proposal (2), above.

          (4)  To approve the selection of the firm
     of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year.

     (5) To transact such other business as may properly come before the meeting and any adjournments thereof.

     The holder of common and preferred stock of the Company of record at the close of business on November 29, 1999 will be entitled to notice of and to vote at this meeting and any adjournments thereof.
                         By Order of the Board of Directors
                         Edward R. Schwartz Secretary


November 30, 1999

 WE URGE ALL SHAREHOLDERS TO ATTEND THE MEETING IN
PERSON, IF POSSIBLE, IF NOT, THEY ARE URGED TO DATE, SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The Proxy may be revoked at any time before it is voted, and shareholders executing proxies may attend the meeting and vote there in person should they so desire.
     Management of the Company desires all shareholders to take an interest in the affairs of the Company and your interest can best be evidenced by attendance at the forthcoming meeting. Without a quorum in attendance the above matters to be taken up cannot be acted upon. Expense of obtaining a quorum for the meeting can be kept at a minimum if you attend the meeting either in person or by proxy.
                       PROXY STATEMENT
 This Proxy Statement is furnished in connection with the solicitation by the management of Chief Consolidated Mining Company ("the Company") of proxies to be used at the Special Meeting of Shareholders in Lieu of Annual Meeting of the Company, to be held at the Doral Hotel, 70 Park Avenue at 38th Street (Park Avenue Suite) New York City, New York 10016 on Wednesday,
December 29, 1999 at 11:00 A.M. New York City time and any adjournment or adjournments thereof. Proxy material will first be mailed about December 13, 1999. The accompanying form of Proxy is solicited on behalf of management of the Company. Shareholders will vote upon: (1) the election of seven (7) directors to the Board of Directors of the Company; (2) a proposal to amend and restate the Articles of Incorporation of the Company: (3) a proposal involving the sale by the Company to Dimeling, Schreiber & Park of 3,500,000 shares of a new class of voting convertible common stock, together with the right to purchase an additional 5,000,000 shares, and approval of a stock purchase agreement, warrant agreement and registration rights agreement relating to the stock sale; (4) the approval of the selection of auditors of the Company; and (5) such other business as may properly come before the meeting or any adjournments thereof. The approval of both Proposals (2) and (3) will be required in order for either of them to become effective.
     The enclosed Proxy may be revoked at any time before it is exercised by written notice to the Company bearing a later date than the Proxy, and any shareholder attending the meeting may vote in person whether or not the shareholder has previously submitted a Proxy. Each proposal is identified in the Proxy and the accompanying Notice of Special Meeting of Shareholders in Lieu of Annual Meeting and is set forth and more fully described and commented upon under the applicable headings for each proposal in this Proxy Statement. The election of directors is designated Proposal 1; the proposal to amend and restate the Articles of Incorporation of the Company is designated Proposal 2; the Proposal to approve the sale by the Company of 3,500,000 shares of a new class of voting convertible common stock, together with the right to purchase an additional 5,000,000 shares is designated Proposal 3; and the approval of the selection of independent public accountants of the Company is designated as Proposal 4. Where instructions are indicated, the proxies will be voted in accordance therewith. Where no instructions are indicated, the proxies will be voted FOR the nominees for directors, FOR the proposal to amend and restate the Articles of Incorporation, FOR the proposal involving the sale of a new class of voting convertible common stock and approval of agreements relating to the sale, and FOR the selection of auditors, all as described below, and in their discretion with respect to any other business as may properly come before the meeting and any adjournment or adjournments thereof.
     The By-laws of the Company provide that the Annual Meeting of the Shareholders be held on the third Tuesday in May of each year. Since the forthcoming Shareholders' Meeting is being held on December 29, 1999 in lieu of May 18 , 1999 ( the third Tuesday in May, 1999) the December 29, 1999 meeting is deemed to be a Special Meeting of Shareholders.
  The record date set by the Board of Directors for the determination of stockholders entitled to vote is November 29, 1999. On that date there were 11,168 shares of preferred stock and 7,954,601 shares of common stock outstanding and entitled to vote. Holders of each class are entitled to one vote per share without distinction as to class. Upon the election of directors, shareholders have cumulative voting rights. Under cumulative voting, shareholders may multiply the number of shares of stock held by them by the number of positions to be filled and distribute the resulting numbers of votes among any or all nominees in any manner they see fit. The seven nominees receiving the greatest number of votes will be elected as directors. The cumulative vote represented by management proxies will be distributed among management's seven nominees in management's discretion so as to elect as many management nominees as possible. Shareholders representing a majority of the outstanding shares entitled to vote at the meeting must be present or represented by proxy to constitute a quorum. The shares represented by a proxy submitted by a shareholder will be counted for the purpose of determining whether a quorum is present; however, if the shareholder abstains from voting on a particular proposal, the proxies will not vote those shares on the proposal.
                    VOTING SECURITIES AND PRINCIPAL
               STOCKHOLDERS
  (a)  The following table shows as of
                        November 22, 1999
stock ownership of all persons known to
management to be beneficial owners of
more than 5% of the common stock of the
Company:

Name and Address of         Amount and Nature of Percentage
Beneficial Owners           Beneficial Ownership of Class

William E. Simon            564,600 shares (1)    7.1%
310 South Street
Morristown, NJ 07962

Robert R. Hermann          484,000 shares        6.06%
7701 Forsyth St.
Clayton, MO 63105

 (1)  314,600 shares owned directly by
William E. Simon; 250,000 shares owned
by a corporation in which Mr. Simon
has shared power
to direct the vote and disposition
of the Company's shares held by the
corporation by virtue of his
ownership of voting stock in said
corporation.

     (b)  The equity securities of
the Company beneficially owned by
all directors, director nominees
and officers, and by directors,
director nominees and officers of
the Company as a group, as of
November 22, 1999, are:

Title
Of           Name and Address      Amount and Nature of         Percentage
Class        of Beneficial Owner   of Beneficial Ownership*     of Class

Common Stock
$0.05 par value:

        Christopher A. Arnold(1)    200                          0%
        1629 Locust Street
        Philadelphia, PA 19103

       Thomas Bruderman (1)(2)  46,100                        0.6%
       1573 Bronson Road
       Fairfield, CT 06430

       William R. Dimeling (1)     200                          0%
       1629 Locust Street
       Philadelphia, PA 19103

       Paul Hines (3)        130,000(4)                      1.6%
       12 Flying Cloud Road
       Stamford, CT 06902

       Robert E. Poll (1)      150,000                       1.9%
       225 West 86th Street
       New York, NY 10024

      Edward R.Schwartz (5)    165,100(6)                  2.04%
      500 Fifth Avenue
      New York, NY 10110

Title
Of           Name and Address  Amount and Nature of       Percentage
Class        of Beneficial Owner of Beneficial Ownership* of Class

Common Stock
$0.05 par value:

     Richard R. Schreiber (1)         200                    0%
     1629 Locust Street
     Philadelphia, PA 19103

     Leonard Weitz (3)           189,010(7)(8)           2.33%
     500 Fifth Avenue
     New York, NY 10110

     Owned by all directors      680,810(9)              8.16%
     director nominees and
     officers as a group
Preferred
Stock, $0.50
Par value:     None
*    Each director, director nominee
and officer has sole
voting and investment power with
respect to shares owned.

(1) Director nominee.
(2) Does not include 8,000 shares of
common stock and 6,000 shares of
preferred stock owned by Mr.
Bruderman's wife, in which shares
Mr. Bruderman disclaims any
beneficial interest.
(3) Director and director nominee.
(4) Includes nonqualified stock
options previously approved by the
shareholders to purchase 120,000
shares held by Paul Hines. Also
includes 5,000 shares held in IRA
account.
(5) Director.
(6) Includes nonqualified stock
options previously approved by the
shareholders to purchase 120,000
shares held by Edward R. Schwartz.
Does not include 200 shares owned
by Mr. Schwartz's wife, in which
shares Mr. Schwartz disclaims any
beneficial interest.
(7) Includes nonqualified stock
options previously approved by the
shareholders to purchase 120,000
shares held by Leonard Weitz. Also
includes 8,000 shares held in IRA
account and 40,000 shares owned
jointly with Leonard Weitz's wife.
(8)  Does not include 20,000 shares
owned by Leonard Weitz's wife, in
which shares Mr. Weitz disclaims any
beneficial interest.
(9) Includes options to purchase an
aggregate of 360,000 shares as
referred to at
Notes (4), (6) and (7), above.  All
options may be exercised by the
directors or officers holding same
within 60 days.


    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
    The following information for each of the Company's last three completed fiscal years is presented concerning the compensation of Leonard Weitz as Chairman, President and Chief
Executive Officer of the Company:



     SUMMARY COMPENSATION TABLE

Name and            Annual       Long-Term
Principal           Compensation Compensation   All Other
Position      Year  Salary       Awards-Options Compensation

Leonard Weitz     1998 $175,000(1)  -               -
(Chairman         1997 $175,000(1)  -               -
& Chief           1996 $141,667(1) (2)              -
Executive
Officer)

(1) During the year 1996, Leonard Weitz received annual base salary under the terms of an employment agreement dated
January 4, 1988, which agreement was to expire September 30, 1996. A new employment agreement was entered into between the Company and Leonard Weitz, effective as of September 1, 1996. Under the terms of that employment agreement, Mr. Weitz will be employed as Chairman, President and Chief Executive Officer of the Company for a five year period ending August 31, 2001. Under the employment agreement, Leonard Weitz will receive an annual base salary of $175,000 and such bonuses as the Board of Directors of the Company may determine.
(2) On December 10, 1996, shareholders of the Company approved a nonqualified stock option granted to Leonard Weitz by the Company's Board of Directors on August 8, 1996 to purchase 60,000 shares of the , Company's common stock at an option price of $7 per share. The option expires August 7, 2006. The closing price of the Company's common stock on The NASDAQ Stock Market on November 12, 1999 was $2.94 per share. The exercise price of the option was the market price of the common stock on the date of grant.
Leonard Weitz may exercise all or a part of the option so long as he continuously remains a director or officer, but in no event later than the expiration date of option, except his personal representatives may exercise within twelve months from date of death.


 OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 1998

     No stock options were granted by the Company to Leonard Weitz during the fiscal year ended December 31, 1998.

OPTION EXERCISES DURING FISCAL YEAR ENDED DECEMBER 31,
1998 AND OPTION VALUES ON DECEMBER 31, 1998

The following table contains, with respect to stock options held by
Leonard Weitz, information as to options exercised during the year 1998, the aggregate dollar value realized upon exercise, the total number of unexercised options held on December 31, 1998 and the aggregate dollar value of the in-the-money, unexercised options held on December 31, 1998.
          Shares                                          Value of Unexercised
          Acquired or    Value    Number of Unexercised   in-the-money options
Name      Exercised      Realized Options at12\31\98      12/31/98 (3)

Nonqualified:

Leonard Weitz None       None      120,000(1)(2)           None

(1)  All options held are fully exercisable.
(2)  Nonqualified stock options approved by shareholders.
(3) Values are calculated by subtracting the exercise price from the closing price of the Company's common stock on The Nasdaq Stock Market on December 31, 1998.

Compensation of Directors

Leonard Weitz, Chairman of the Board and Chief
Executive Officer of the Company, is employed through August 31, 2001 under an employment agreement dated September 1, 1996. See
"Compensation of Directors and Executive Officers
- Summary Compensation Table", above, for further details concerning Mr. Weitz's employment agreement.
     During 1998, each director who was not an officer of the Company received an annual fee of $5,000; no attendance fees were paid. Edward R.
Schwartz, the Secretary-Treasurer of the Company, who is a director, did not receive a salary in 1998; he received a $10,000 annual fee in lieu of salary. The Board of Directors set a rate of $750 per day for services performed by each outside director of the Company that are in addition to services regularly performed by him as a director.
     No stock options were granted by the Company to any directors during the fiscal year ended
December 31, 1998 and no director exercised in 1998 any stock options held by him. See "Voting
Securities and Principal Stockholders," above, for information as to stock options held by directors.

              PROPOSAL 1: ELECTION OF DIRECTORS.
     Seven directors are proposed to be elected at the meeting to serve until the meeting of shareholders to be held in the year 2000 and until their successors shall be elected and qualify. The persons named in the enclosed form of proxy intend to vote such proxy for the election of the seven nominees named below as directors of the Company.
If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors. It is not anticipated that any nominee will be unavailable for election.

  The seven nominees for directors consist of two current directors, Paul Hines and Leonard Weitz, and five persons who have not previously served as directors. The past five years business experience of each of the nominees is set forth below. Messrs.
Hines and Weitz were each elected to the Board of Directors at the meeting of shareholders held on December 15, 1998. Edward R. Schwartz, a current director, is not a nominee for director, but will continue as Secretary and Treasurer of the Company.
Two former directors of the Company, James Callery and Victor V. Tchelistcheff, who were elected at the December 15, 1998 meeting of shareholders resigned as directors during the year 1999.

     William R. Dimeling, Richard R. Schreiber and
Christopher A. Arnold, three director nominees, are principals of Dimeling, Schreiber & Park ("DS&P), a private investment general partnership. As set forth at Proposal 3, below, shareholders at the meeting will vote upon a proposal involving the sale by the Company to DS&P of 3,500,000 shares of a new class of voting convertible common stock, together with the right to purchase an additional
5,000,000 shares, and the approval of a stock purchase agreement, warrant agreement and registration rights agreement. If the transaction is approved by the shareholders, DS&P would be purchasing the stock in its capacity as general partner of Dimeling, Schreiber & Park

Reorganization Fund II,
LP ("Fund II"), a Delaware limited partnership.
DS&P is the sole general partner of Fund II. DS&P will have sole voting power over any shares of the Company's capital stock acquired by it if the stock purchase transaction is consummated. If shareholder approval is not given to the sale by the Company of the convertible common stock to DS&P,Messrs. Dimeling, Schreiber and Arnold will still stand for election as directors at the meeting.
There are no special arrangements or understandings between said three director nominees and the Company regarding their tenure as directors of the Company if such shareholder approval is not given.
See Proposal 3, below, for description of the proposed transaction involving the sale of convertible common stock to DS&P, including
"Additional Information Concerning DS&P." for further information concerning the six principals of DS&P, three of whom are the above named director nominees.

     In electing directors, holders of common stock have cumulative voting rights, that is, each holder of record of common stock shall be entitled to as many votes as shall equal the number of shares owned of record multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless contrary instructions are given, the persons named on the proxy will have discretionary authority to accumulate votes in the same manner. Certain information for each nominee for director is set forth below:

                           Director
Name                  Age  Since    Business Experience During Past Five Years

Christopher A. Arnold 29    -       A principal of Dimeling, Schreiber &
                                    Park, a private investment partnership
                                    that makes private equity investments in a broad range of middle market companies, from September 1999 to present.
                                    Various positions with General Electric
                                   Capital Corporation, a diversified financial services company from prior to 1995 to September 1999.

Thomas Bruderman     57     -      Corporate communications consulting,
                                   investment banking transactions and
                                   investment management conducted through
                                   Canterbury Companies Inc., as President, since prior to 1995. Corporate communications consultant for the
                                   Company from 1996 to November, 1999.

William R. Dimeling 58      -      A principal of Dimeling, Schreiber & Park,
                                   a private investment partnership that
                                  makes private equity investments in a broad range of middle market companies, since prior to 1994.

Paul Hines         62    1994     Financial and management consultant, since
                                  prior to 1995.

Robert E. Poll    51      -       Financial and management consulting through
                                  Poll Financial, LLC, as President, since
                                  January 1998; Managing Director of Lazard
                                  Freres & Co. from July 1995 to December
                                  1997 and General Partner of Lazard
                                  Freres & Co. from prior to
                                  January 1995 to June 1995- Manager of
                                  Public Finance and Municipal Bond
                                  Departments and other investment banking activities.

Richard R. Schreiber 44   -       A principal of Dimeling, Schreiber & Park,
                                  a private investment partnership that makes private equity investments in a broad range of middle market companies, since prior to 1995.

Leonard Weitz       70  1967      Chairman and Chief Executive Officer of
                                  the Company since 1971; President from 1971 to December 1993 and August 1996 to present.

CERTAIN MATTERS RELATING TO THE COMPANY'S FINANCIAL STATEMENTS

The Report of the Independent Public Accountants comprising a part of the Financial Statements contained in Form 10-KSB for the Fiscal Year
Ended December 31, 1998 attached to this Proxy Statement, states that approximately $8,287,145 of the assets of the Company consist of investments in mining claims and properties and that the realization of these investments is dependent upon the ability of the Company and/or its subsidiary, Tintic Utah Metals LLC, to complete the development of the mining claims and properties. Accordingly, there is uncertainty regarding the realization by the Company of its investments in the said mining claims and properties that constitute 87.8% of the Company's assets at December 31, 1998. To the extent that all or any portion of the claims and properties cannot or will not be developed, the investment allocable to those claims and properties will be removed as an asset of the Company and charged against operations. Any such charge or charges could have a significant adverse impact upon the Shareholders' Equity in the Company.
See "Proposal 3. Financial Statements."

The Company had previously reported
to its shareholders and in its
various U.S. Securities and Exchange
Commission filings, that substantial
proven ore reserves and probable ore
reserves exist at the Burgin Mine
located on the property of the
Company's subsidiary, Tintic Utah
Metals LLC.  There is uncertainty as
to the continuing classification of
those ores qualifying as proven ore
reserves and probable ore reserves
due to the uncertainty at this time
of whether the Company will be
successful in obtaining a water
discharge permit from State of Utah
authorities.  It is not feasible to
operate the Burgin Mine on a full
scale without an ongoing dewatering
program in place.  If the Company is
unsuccessful in obtaining a water
discharge permit for the Burgin
Mine, the Company may be required to
reconsider the classification of the
Burgin Mine ores.  Removal of the
Burgin Mine ores from their
classifications as proven and
probable ore reserves, could have a
substantial adverse effect upon the
Company.

At September 30, 1999, the Company's
investments of $8,465,619 in mining
claims and properties, as reflected
in the Condensed Pro Forma
Consolidated Balance Sheet at
September 30, 1999 set forth at
"Proposal 3. - Financial
Statements", below, constitutes
86.7% of the Company's total assets
on that date.  As stated at "
Proposal 3. - Form 10KSB", below,
there is uncertainty regarding the
realization by the Company of its
investments in the said mining
claims and properties.  As also
stated at "Proposal 3. - Form
10KSB", below, there is uncertainty
as to the continuing classification
of Burgin Mine ores qualifying as
proven ore reserves and probable ore
reserves due to the uncertainty at
this time of whether the Company
will be successful in obtaining a
water discharge permit from State of
Utah authorities. If the Company is
unsuccessful in obtaining a water
discharge permit for the Burgin
Mine, the Company may be required to
reconsider the classification of the
Burgin Mine ores.

PROPOSAL 2: AMEND AND RESTATE
ARTICLES OF INCORPORATION.

     The Company was incorporated on
January 27, 1909 under the laws of
the Territory of Arizona. Since its
incorporation, there have been
several amendments to the Articles
of Incorporation that were
previously approved by the
shareholders.
On November 19, 1999, the Board of
Directors of the Company approved
and recommended for submission to
shareholders for their approval
several amendments to the Articles
of Incorporation, which proposed
amendments are described below.  The
Board of Directors also approved and
recommended for submission to
shareholders for their approval a
Restated Articles of Incorporation
of the Company that reflects both
the existing Articles of
Incorporation, as previously
amended, and the proposed amendments
to be voted upon at this meeting.  A
copy of the Restated Articles of
Incorporation is annexed hereto as
Exhibit A. The principal purpose of
the amendments to the Articles of
Incorporation in this Proposal 2 is
to authorize the creation of a new
class of convertible common stock,
shares of which would be sold to
Dimeling, Schreiber & Park ("DS&P")
a private investment general
partnership, in its capacity as
general partner of Dimeling,
Schreiber & Park Reorganization Fund
II under the terms of a transaction
for which approval of the
shareholders is sought under Proposal 3.
See Proposal 3, below, for a
description of the proposed
transaction  Unless the shareholders
approve both Proposal 2 (amending
and restating the Articles of
Incorporation) and Proposal 3
(approving the stock sale
transaction) at the meeting, neither
the amendments to the Articles of
Incorporation, nor the stock sale
transaction will become effective.
Current Authorized and Outstanding
Capital Stock of the Company:   The
authorized capital stock of the
Company is presently comprised of
20,000,000 shares of $.50 par value
common stock and 1,500,000 shares of
$.50 par value preferred stock. The preferred stock is identical in all respects to the existing common stock, except that in the event of distributions to shareholders in liquidation of the Company, the preferred shareholders are to receive $.50 per share before any other distributions are made to the shareholders. The preferred stock is not convertible into other classes of stock. As of November 29,1999, there were
7,954,601 shares of common stock
issued and outstanding and 11,168
shares of preferred stock issued and
outstanding.

As described in Proposal 3, below,
if the shareholders approve the sale
of shares of a new class of
convertible common stock to DS&P,
the sale transaction, in order to be
consummated, will require an
amendment to the Articles of
Incorporation that authorizes the
issuance of the new class of
convertible common stock.  The Board
of Directors of the Company has
therefore proposed that Article IV
of the Articles of Incorporation be
amended so as to provide that the
amount of capital stock of the
Company be increased from its
present $10,750,000 to $25,750,000,
with the capital stock to be divided
into three classes: 1,500,000 shares
of $.50 par value preferred stock
(as currently constituted);
20,000,000 shares of $.50 par value
common stock (as currently
constituted); and 30,000,000 shares
of a new $.50 par value convertible
common stock.

If Proposals 2 and 3 are approved by
the shareholders at this meeting and
the amendments to the Articles of
Incorporation become effective, the
holders of each of the three above
described classes of capital stock
will have equal voting rights, that is,
one vote for each share of stock
held.

A summary of each of the proposed
amendments to the Articles of
Incorporation, including the
amendment to Article IV of the
Articles of Incorporation that
creates the terms and preferences of
the new $.50 par value convertible
common stock issue  ("convertible
common stock"), is set forth below.
See the Restated Articles of
Incorporation annexed hereto as
Exhibit A, for the exact terms of
the amendments.

      Description Of Proposed Amendments To
      Articles Of Incorporation

Authorized Capital of the Company. Article IV of the Articles of Incorporation provides for two current classes of capital stock, a class of $.50 par value preferred stock comprised of 1,500,000 authorized shares and a class of $.50 par value common stock comprised of 20,000,000 authorized shares. The amendment will create a new class of capital stock, comprised of a class of 30,000,000 shares of $.50 par value convertible common stock. The following is a summary of the terms and preference of the convertible common stock issue, as set forth in Article IV of the Restated Articles of
Incorporation annexed hereto as
Exhibit A:

Voting rights. Convertible common stock to have voting rights equal to common stock and preferred stock, each share entitling the holder to one vote at all meetings of the stockholders on all matters upon which stockholders are entitled to vote under Arizona law.

Dividend rights. The holders of the convertible common stock shall be entitled to receive dividends at an annual rate of 8%, payable solely in additional shares of convertible common stock. Such a dividend shall be payable as a simple dividend for all periods ending prior to the earlier of December 31, 2002 or the time of purchase of the additional 5,000,000 shares under the Stock Purchase
Agreement.  See "Proposal 3-
Description of Stock Purchase
Agreement - Sale and purchase of the
convertible common stock."
Thereafter, dividends paid on the
convertible common stock shall be
cumulative accruing on a daily basis
based on actual days elapsed since
payment of the most recent dividend.
Accordingly, rights shall accrue to
the holders of the convertible
common stock in the event that the
Company shall fail to declare or pay
dividends on the convertible common
stock for any fiscal year, whether
or not earnings of the Company for
such year were sufficient to pay
such dividends in whole or in part.
At such time as the purchaser under
the Stock Purchase Agreement owns
68% of the Company's outstanding
shares, no further dividends in
shares of convertible common stock
will be paid on the convertible
common stock. See "Proposal 3 -
Description of Stock Purchase
Agreement - Limitation on DS&P's
stockholdings." The holders of the
convertible common stock would be
entitled to receive in addition to
the above 8% dividend, dividends when,
as, and if declared by the Board of
Directors to the holders of all
classes of the Company's capital
stock.

Conversion rights. Each share of convertible common stock shall be convertible at any time at the option of the holder thereof, into one fully paid and non-assessable share of common stock of the Company, subject to adjustment in the rate of conversion. The rate of conversion may change in the event of stock dividends, stock splits, reverse splits, reclassification of shares, stock rights or warrants issued to the other classes of the Company's capital stock, consolidations or mergers, and alike. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the convertible common stock, such number of shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the convertible common stock, and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of common stock.
Redemption rights. See "PROPOSAL 3 -

Description Of
Stock Purchase Agreement.-

Redemption of 3,500,000 shares if
additional 5,000,000 shares not
purchased.", below,  for description
of circumstances under which DS&P,
the holder of 3,500,000 shares of
convertible common stock to be
purchased from the Company upon the
approval of Proposals 2 and 3 at the
meeting, shall have the right to
redeem said shares with the Company
and the terms of payment by the
Company to DS&P.

Rights upon liquidation, dissolution
or winding up.
Upon any liquidation, dissolution or
winding up of the Company, no
distribution shall be made to the
holders of the convertible common
stock of the Company unless the
holders of the preferred stock shall
first have received $.50 per share
for each share of preferred stock
then held. After the said payment to
the preferred shareholders and
before any further payments are made
to the holders of preferred stock
and common stock, the holders of the
convertible common stock shall be
entitled to receive $2 per share for
each share of convertible common
stock then held and any shares of
convertible common stock to be
issued on any previously declared
stock dividend.  In the event that
assets of the Company remain after
distributions to holders of
preferred stock and the holders of
the convertible common stock to the
extent of their respective
preferences, the holders of
preferred
stock, convertible common stock and
common stock shall be entitled to
distribution of such assets on a pro
rata basis in accordance with their
holdings.

     Future amendments of Articles
of Incorporation.  So long as any
convertible common stock remains
issued and outstanding, the Company
shall not amend its Articles of
Incorporation without the
affirmative vote of the holders of
the convertible common stock, voting
as a class.

Maximum Indebtedness.  Article VIII
of the Articles of Incorporation
currently provides that the highest
amount of indebtedness and liability
to which the Company may at any one
time subject itself to $1 million.
The Revised Arizona Statutes do not
require that the corporate charter
include a provision creating the
maximum amount of corporate debt and
liability.  The Board of Directors
has proposed an amendment to the
Articles of Incorporation that would
eliminate the portion of Article
VIII that creates a maximum amount
of indebtedness and to revise the
remaining language of Article VIII
by eliminating reference to any such
limitation.  See Article VIII of the
Restated Articles of Incorporation
annexed hereto as Exhibit A for the
language of said Article VIII that
will be in effect if the amendments
become effective.  The purpose of
this amendment is to avoid putting
an arbitrary dollar limitation upon
the Board of Directors that could
impinge upon the ability of the
Board to conduct future corporate
business.  Management has no current
plan that would result in a
significant increase in corporate
debt.

Principal Place of Business.  A
proposed amendment to Article II of
the Articles of Incorporation
updates the address of the Company's
principal place of business outside
the State of Arizona to be 500 5th
Avenue, New York, NY 10110, and
names the Company's statutory agent
in Arizona. The Company has
conducted its business from offices
in New York City for more than 25
years, and the amendment is
recommended to the shareholders to
reflect the current location of the
Company's principal offices.  See
Article II of the Restated Articles
of Incorporation in Exhibit A
annexed hereto.

Date of Annual Meeting.   In order
to conform the date upon which the
annual meeting of shareholders is to
be held under both the Articles of
Incorporation and the Company's By
laws, a proposed amendment to
Article VI of the Articles of
Incorporation provides that the
annual meeting date for the election
of directors shall be the third
Tuesday of May.

See Article VI of the Restated
Articles of Incorporation in
Exhibit A annexed hereto. The
purpose of the Restated Articles
of Incorporation appearing herein as
Exhibit A is to streamline and simplify the Company's Articles of Incorporation into a single document, and to include therein the amendment set forth in this Proposal 2 relating to the authorization of a new class of convertible common stock that will be required to effect the sale of stock transaction under Proposal 3, if the latter proposal is also approved by the shareholders at the meeting. If
Proposals 2 and 3 are approved by
the shareholders at the meeting, the
Restated Articles of Incorporation
will supercede the original Articles
and all amendments thereto made
prior to the date of this meeting.

Accordingly, your Board of Directors
recommends a vote FOR the following
resolution:

RESOLVED: that the Company's
Articles of Incorporation be amended
and restated as set forth in Exhibit
A to the Company's Proxy Statement
dated November 30, 1999, and that
the officers of the Company be and
they hereby are authorized to
execute and file a Restated Articles
of Incorporation of the Company
pursuant to Chapter 10 of the
Revised Arizona Statutes and to do
all acts and things necessary in
connection therewith; provided,
however, that the shareholders of
the Company also approve at the
meeting of shareholders of the
Company held December 29, 1999 or
any adjournments thereof, Proposal 3
as set forth in the said Proxy
Statement.

Approval of Proposal 2 requires that
a quorum of the preferred
shareholders and a quorum of the
common stockholders each be present
at the meeting and that the
preferred shareholders and the
common shareholders vote as separate
classes, with the votes cast in
favor of Proposal 2 in each class
exceeding the votes cast against
Proposal 2 in each class. MANAGEMENT
INTENDS TO CAST ITS PROXY VOTES IN
FAVOR OF PROPOSAL 2.

     PROPOSAL 3:  TO CONSIDER AND
     ACT UPON A PROPOSAL INVOLVING
     THE SALE BY THE COMPANY TO
     DIMELING, SCHREIBER & PARK OF
     3,500,000 SHARES OF A NEW CLASS
     OF VOTING CONVERTIBLE COMMON
     STOCK, TOGETHER WITH THE RIGHT
     TO PURCHASE AN ADDITIONAL
     5,000,000 SHARES, AND APPROVAL
     OF A STOCK PURCHASE AGREEMENT,
     WARRANT AGREEMENT AND
     REGISTRATION RIGHTS AGREEMENT
     RELATING TO THE STOCK SALE, IF
     THE SHAREHOLDERS APPROVE AT THE
     MEETING THE PROPOSAL TO AMEND
     AND RESTATE THE ARTICLES OF
     INCORPORATION OF THE COMPANY AS
     SET FORTH AT PROPOSAL (2),
     ABOVE.

    The Board of Directors of the Company has
approved and recommended for
submission to shareholders for their
approval a proposal that the Company
sell 3,500,000 shares of a new class
of convertible common stock to
Dimeling, Schreiber & Park ("DS&P"),
the general partner
of Dimeling, Schreiber & Park
Reorganization Fund II, LP ("Fund"),
a limited partnership and to grant
to DS&P, as general partner of Fund
II the right to purchase an
additional 5,000,000 shares. Towards
that end, the Company entered into a
stock purchase agreement, a stock
warrant agreement and a registration
rights agreement with DS&P.  The
terms and conditions of the proposed
transaction, including a description
of the principal terms of the stock
purchase agreement, the stock
warrant agreement and the
registration rights agreement and
other aspects of the proposed
transaction are set forth below,
including certain pro-forma
financial statements of the Company.
The consummation of the sale of the
3,500,000 shares and, if elected by
DS&P the purchase of the additional
5,000,000 shares and the exercise of
the warrant, would result in the
need to increase the number of
authorized shares of common stock by
a subsequent amendment to the
Articles of Incorporation in order
to create a sufficient reserve to
cover the conversion feature
of the convertible common stock.
The Company is obligated under the
terms of the stock purchase
agreement to take steps necessary to
amend the Articles in that regard.
The affirmative vote of the
shareholders will be required and
DS&P will have sufficient votes to
approve such amendment, if such
amendment is necessary.
Also described below are
management's principal reasons for
recommending the proposed stock sale
for approval by shareholders and
background information regarding
DS&P and Fund II.  William R.
Dimeling, Richard R. Schreiber and
Christopher A. Arnold, three of the
nominees for election as directors
at this meeting are principals of
DS&P.  See "Proposal 1,: Election of
Directors".   In order for the
transaction under this Proposal 3 to
become effective, Proposal 2, which
amends the Articles of Incorporation
by creating the new class of
convertible common stock to be sold
to the investor, would also be
required to be approved by the
shareholders at this meeting.



Management's Principal Reasons For
Recommending Approval. Background
and Funding Needs:  During recent
years, the Company has, from time to
time, sold unregistered shares of
its common stock to various
individual investors in transactions
exempt from registration under the
Securities Act of 1933.  These sales
to individuals primarily ranged in
amount from about $200,000 to
$1,000,000.  Management directed a
substantial part of the funds so
raised towards the development of
its mining properties in Utah,
rehabilitating the concentrator that
would be used to process ores from
its mines at such time as production
begins, and for other corporate
purposes. Management now proposes to
focus its activities on completing
the rehabilitation of the
concentrating mill to process ores,
initiating
production of gold and silver ores
from the Trixie Mine and developing
the potential of the Homansville
area where core samples obtained
from prior surface drilling
contained significant gold assays
indicating the possible existence of
a gold orebody.  In order to achieve
its short term objectives,
management believes that substantial
funds will be required and that the
$6,775,000 net cash to be received
($7,000,000 less cash costs of
transaction) if the 3,500,000 share
stock sale to DS&P becomes
effective, will provide that needed
funding.
See "Use of Proceeds From The Stock
Sale", below for anticipated use of
net proceeds from the sale of the
3,500,000 shares, approximately
$1,008,000 of which proceeds will be
used over the next twelve months to
bring the Trixie Mine into
production during Year 2000. On a
long term basis and once the mine is
generating cash flow, it is
estimated that an additional
$1,000,000 will be expended annually
for exploration, development and to
define and develop resources. In
addition, there is opportunity for
the Company to receive from DS&P
under the stock purchase agreement,
an additional $10,000,000 from the
sale of additional shares if DS&P
exercises its right to purchase
5,000,000 more shares by December
31, 2002.  While Management makes no
representations that the $6,775,000
net proceeds from the initial sale
to DS&P of the 3,500,000 shares of
convertible common stock to DS&P
will result in a profitable mining
operation for the Company, it is
nevertheless necessary for the
Company to acquire funds of that
magnitude from some source in order
to actively pursue the development
of its mining properties with the
goal of attaining such successful
mining operations.

If Shareholders Do Not Approve Stock
Sale to DS&P:  If the shareholders
do not approve the transaction, it
will be necessary for the Company to
again seek out individual investors
who would purchase unregistered
common stock, and no assurance can
be given that such investors will be
found or that, if found, the amounts
received from such stock sales will
be sufficient to satisfy the
Company's immediate financial needs.
Until the Company is able to raise
additional adequate funds through
such sales of its shares, the
Company will be unable to continue
to make advances to its Tintic Utah
Metals LLC subsidiary.  This would,
in turn, result in the lay-off of
the mining personnel who have been
performing the renovation work at
the concentrating mill and various
projects at the mining properties in
Utah.  If such a complete stoppage
in work were to occur, it would make
it much more difficult for the
Company to attract new investors,
particularly since a portion of any
funds subsequently raised would
first be needed to restore the
properties to their status when work
was terminated.  It is also likely
that the Company would be behind in
the payment of its overhead
expenses, thus necessitating the use
of even more of any funds
subsequently raised to become
current on the payment of its
obligations.  The amounts so
required for the aforesaid purposes
would depend upon how long it takes
the Company to raise additional
funds if the shareholders do not
approve the stock sale to DS&P at
this meeting. The longer it takes,
the more unattractive the investment
will become to a potential investor,
with the resulting possibility that
it would be necessary for the
Company to sell shares in private
placements for less then $2 per
share. Management has also
considered the possibility of a
public offering; however, that
alternative is not realistic at this
point in time.

Changes in DS&P's Stock Ownership
Percentages: Management recognizes
that the agreements with DS&P would,
if they become effective, result in
significant changes in percentage
stock ownership in the Company.
These percentage stock ownership
changes can increase from the 30.4%
stock ownership by DS&P that would
result from its purchase of the
3,500,000 shares, to 35% at December
31, 2002 (if 5,000,000 shares not
purchased) and to 53.8% if the
5,000,000 shares are purchased on
December 31, 2002.  Thereafter
DS&P's stock ownership percentage in
the Company would increase as the 8%
dividends payable in shares of
convertible common stock continued,
and upon the occurrence of one of
the events described at "Description
of Stock Warrant Agreement
Circumstances under which the
warrant may be exercised", below,
DS&P could purchase from the Company
whatever additional number of shares
that would bring its stock ownership
percentage in the Company up to the
68% maximum allowable under the
stock purchase agreement. Factors In
Favor of Stock sale to DS&P:  If
there is factored into the overall
evaluation of the proposed
transaction: the immediate
$6,775,000 net cash infusion, the
potential of receiving an additional
$10,000,000 from DS&P within the
next three years, the ability to
immediately proceed with the
Company's planned activities, and
the lack of a viable alternative,
management of the Company believes
that the proposed transaction is, on
balance, beneficial to the Company
and its shareholders and recommends
that the shareholders approve
Proposal 3.   As indicated above,
approval of Proposal 2 by the
shareholders is also necessary since
the convertible common stock to be
sold to DS&P must be authorized
under an amendment to the Company's
Articles of Incorporation.

Dimeling, Schreiber & Park
Reorganization Fund II, LP.  The
holder of the convertible common
stock on the stock records of the
Company, if the transaction is
approved at this meeting, will be
DS&P, acting in its capacity as
general partner of the Dimeling
Schreiber & Park Reorganization Fund
II, LP ("Fund II"). Fund II will be
the beneficial owner of the stock.
Fund II is a Delaware limited
partnership that terminates December
31, 2007, unless extended by
agreement of the partners.  Fund
II's purpose is to make private equity investments and its capital is derived from a group of limited partner investors and DS&P, its general partner. (See
"Dimeling, Schreiber & Park.",
below.)
Fund II has made several equity
investments since its formation in
1998.  Fund II's investment in the
convertible common stock of the
Company would be its first equity
investment in a publicly held
corporation.  DS&P has advised the
Company that Fund II has immediately
available funds sufficient for DS&P,
as general partner of Fund II to
make the 3,500,000 share purchase
for $7,000,000 from the Company if
the transaction is approved by the
shareholders of the Company at the
meeting, and that DS&P anticipates
that Fund II will have sufficient
funds for DS&P to make the
additional 5,000,000 stock purchase
for $10,000,000 as provided in the
stock purchase agreement, if DS&P
elects  to make such purchase on
behalf of Fund II by December 31,
2002.  Management can give no
assurance that DS&P will exercise
its right to make such 5,000,000
share purchase. See "Description of
Stock Purchase Agreement.", below.

Dimeling, Schreiber & Park.   The
general partner of Fund II is
Dimeling, Schreiber & Park ("DS&P"),
a Pennsylvania general partnership
formed in 1982.  As described in
DS&P's website on The Internet
(www.dsppartners.com), DS&P is a
private investment partnership that
makes private equity investments in
a broad range of middle market
companies; since 1982, DS&P has
completed acquisitions totaling in
excess of $1 billion.  As reported
by DS&P to the Company, DS&P's
ownership interest in Fund II is 1%
as general partner and 6% as a
limited partner.
The stock purchase agreement, stock
warrant agreement and stock
registration rights agreement, all
dated as of November 19, 1999, are
between the Company and DS&P, with
DS&P to hold the convertible common
stock as the general partner of Fund
II. The agreements are subject to
the approval of the shareholders at
this meeting.  DS&P, the sole
general partner of Fund II, will
have sole voting power on the shares
of convertible common stock, since
the shares will be issued in the
name of DS&P; as indicated above,
Fund II will be the beneficial owner
of the shares.  The limited partners
of Fund II will not participate in
any decisions by DS&P as to how DS&P
will vote the shares.  Based on the
total number of shares of existing
common stock and preferred stock
issued and outstanding on the
November 29, 1999 record date for
this meeting, if DS&P, as general
partner of Fund II, purchases the
3,500,000 shares of convertible
common stock from the Company, it
would hold of record 30.4% of the
Company's outstanding shares, with
all classes of outstanding shares
having equal voting rights.  See
"Nominees For Director Who Are
Principals Of DS&P.", below, for
names of three nominees for director
who are principals of DS&P and
"Additional Information Concerning
Ownership of DS&P".

Nominees For Director Who Are
Principals Of DS&P.  The following
three persons included among the
seven nominees
for election as directors listed at
Proposal 1, above, are principles of
DS&P: William R. Dimeling, Richard
R. Schreiber and Christopher A.
Arnold.  See Proposal 1 for
description of five years business
history and other information
regarding each of these director
nominees.  See also "Additional
Information Concerning Ownership of
DS&P".

Additional Information Concerning
Ownership of DS&P.  Prior to
entering into negotiations regarding
the stock purchase agreement with
the Company in April 1999, neither
DS&P nor any of its principals or
associates had participated with the
Company or any of the Company's
directors or officers in any
dealings or transactions of any kind
whatsoever with the Company.  There
are six principals who own DS&P. The
principals are comprised of the six
following partners: the three above
named director nominees (William R.
Dimeling, Richard R. Schreiber and
Christopher A. Arnold ), Steven G.
Park, Peter D. Schreiber and William
R. Quinn.  William R. Dimeling and
Richard R. Schreiber were co-
founding partners of DS&P in 1982.
See "Proposal 1: Election of
Directors", above, for business
experience of each of the three
director nominees who are partners
of DS&P during the past five years.
Steven G. Park was Vice President of
Strouse, Greenberg & Co., Inc. in
charge of real estate project
financing, development planning and
institutional property sales before
he joined DS&P.  Peter D. Schreiber
was a corporate banking
representative at Fidelity Bank in
acquisition finance before he joined
DS&P.  William R. Quinn was a Vice
President with First Union Capital
Markets before joining DS&P.  None
of the five partners of DS&P have
any arrangement or understanding,
written or oral, with the Company or
any person with respect to any
future employment by the Company or
its affiliates, or with respect to
any future transactions to which the
Company or any of its affiliates
will or may be a party, except as
may be specifically provided for
under the terms of the stock
purchase agreement, warrant
agreement and registration rights
agreement, which agreements are
described below.

Negotiations With DS&P Leading to
Agreement. Meetings between the
Company and DS&P.  The initial
meeting between the Company and DS&P
occurred in May 1999, when William
R. Dimeling, a nominee director and
a partner of DS&P, was introduced to
Leonard Weitz, President of the
Company, at a meeting in the
Company's offices in New York City
by Clarence A. McGowan. (see
"Finders Fee.", below) Subsequent to
that meeting, further meetings were
held between Leonard Weitz, William
R. Dimeling and other partners and
associates of DS&P in New York City,
Philadelphia and at the Company's
mining properties in Eureka, Utah. During the course of the initial several meetings, there was discussed primarily the assets of the Company, the geological data and other facets of the Company's potential to bring its properties into production. DS&P continued to show an interest in an investment in the Company over the next several months but no specific structure of a transaction was discussed until the Fall of 1999.

Other Fundraising Efforts by the
Company.  While meetings were being
held by the Company with DS&P, the
Company had continued its efforts to
attract other substantial investors
by means of private placement of its
shares.  Inquiries were also made
with persons knowledgeable in
investment banking, as to whether
the Company might have a public
offering for its shares in order to
raise funds needed to develop its
mining properties.  Neither the
effort to find investors who would
invest substantial funds in the
Company, nor the feasibility of
having a public offering of the
Company's shares proved successful.
As is set forth under "Management's
Principal Reason for Recommending
Approval" above, management of the
Company knew that the Company's
priority must be obtaining funds
that would permit it to pursue the
development of its mining
properties.  Yet, the interest of
private investors in a mining
company such as the Company seemed
to have dwindled.  The Company did
not have the alternative of seeking
financing from a bank or
institution, since it had no cash
flow to pay interest costs and the
properties were not sufficiently
developed to obtain financing based
on future production. DS&P's Offer.
With virtually all sources of
possible funding eliminated, DS&P
during October 1999 became specific
with the Company in terms of how it
wished to structure a stock purchase
transaction.  Management of the
Company had obtained background
information regarding DS&P and
viewed DS&P as an excellent
candidate in terms of being able to
consummate a proposal it made to the
Company.  The Company took into
consideration the fact that several
persons in the financial community
were very complementary in terms of
DS&P's business reputation.  This
was a factor considered by the
Company since it would not want to
sell a large block of the Company's
shares to anyone who had a
reputation of acting to the
detriment of minority shareholders.
In November 1999, negotiations were
held and agreement reached between
the Company and DS&P.  The Board of
Directors of the Company held
several meetings in November 1999 to
discuss the status of the
negotiations and the adequacy of
DS&P's offer.  The Board eventually
was faced with the decision of
either accepting what was DS&P's
last offer of $2 per share or
deferring a decision to see if
offers could be obtained from other
sources, and thus risking DS&P
withdrawing its offer entirely.
Acceptance of Offer by Company.  It
was the Board's final decision that
it would be risking
the survival of the Company if it
were to defer making a decision on
the DS&P offer for the purpose of
seeking an offer from some unknown
source when, during the six months,
the Company had actively sought out
potential investors but was not
successful in doing so.  Further the
$2 offer made by DS&P was within the
very parameters of the Company's
prior policy of offering a discount
of approximately 25% off of the
market price due to the number of
shares involved and the fact that
they were unregistered shares.  The
Board also considered the fact that
DS&P would eventually gain control
of the Company under DS&P's offer.
Again, the Board of Directors of the
Company concluded that even if it
were successful in finding some
alternative purchaser or group of
purchasers for an amount comparable
to the $7 million to be received
from the purchase of 3,500,000
shares, it was more than likely that
control of the Company would be a
requisite of any such purchase.  As
mentioned above, the Company had
researched the background of DS&P
and concluded that it was a very
reputable organization and that if
control of the Company had to be
given to the purchaser, DS&P was
favorable in that respect.
Description Of Stock Purchase
Agreement.

     Sale and purchase of the
convertible common stock.
Upon approval of Proposals 2 and 3
at this meeting, DS&P, as
general partner of Fund II, will
purchase from the Company 3,500,000
shares of the Company's $.50 par
value convertible common stock at $2
per share, for a total purchase
price of $7,000,000.  If DS&P, in
its sole discretion, determines that
the Homansville area can be a
commercially viable mining project,
DS&P, as general partner of Fund II,
will have the right to purchase from
the Company an additional 5,000,000
shares of the Company's $.50 par
value convertible common stock at $2
per share, for a total purchase
price of $10,000,000, provided that
such purchase is made on or before
December 31, 2002.

     Redemption of 3,500,000 shares
if additional 5,000,000 shares not
purchased. Beginning December 1,
2003, if DS&P has not previously
exercised its right to purchase the
additional 5,000,000 shares by
December 31, 2002, DS&P shall have
the right to sell back to the
Company all or part of the 3,500,000
shares of convertible common stock
that it had purchased as a result of
shareholder approval of Proposals 2
and 3 at this meeting.  The purchase
price for those shares to be paid by
the Company shall be $2 per share,
said purchase price to be paid
annually by the Company to DS&P in
an amount not to exceed (except at
the option of the Company) the
lesser of 50% of Excess Cash Flow or
20% of DS&P's original cost for the
shares, $2.  The Agreement defines
the term Excess Cash Flow as
earnings before interest, taxes,
depreciation, depletion and
amortization,
less capital expenditures and
principal payments on indebtedness.
Annual payments will be made based
upon the foregoing formula until the
entire purchase price has been paid
to DS&P. DS&P will not be entitled
to redeem any stock received as
dividends on the 3,500,000 shares.

 Use of proceeds.  The Agreement
states that the net
proceeds received by the Company
from the sale of the 3,500,000
shares shall be used to fund the
operations of the Trixie Mine,
including the rehabilitation of the
concentrating mill, and to fund the
initial development of the
Homansville area, with the Company
to retain a portion of the proceeds
as working capital. See "Net
Proceeds To The Company From The
Sale Of Stock", below.

     Limitation on DS&P's
stockholdings.  The maximum
percentage of outstanding shares of
the Company's common stock that may
be owned by DS&P shall be 68%.

     Dividends on DS&P's
stockholdings.  So long as
convertible common stock is
outstanding, an 8% dividend is
payable in shares of convertible
common stock, unless DS&P's holdings
of shares of the Company's stock
reaches 68%.  The dividend on the
3,500,000 shares purchased will be
paid as a simple dividend until the
earlier of December 31, 2002 or the
time that DS&P exercises its right
to purchase the additional 5,000,000
shares.  Thereafter, dividends on
the shares of convertible common
stock shall be cumulative accruing
on a daily basis, based on actual
days elapsed since payment of the
most recent dividend.  No further
dividends will be paid on
convertible common stock at such
time as DS&P owns 68% of the
Company's outstanding shares.
However, if the 68% limitation has
been reached and the Board of
Directors of the Company declares a
cash dividend payable to the holders
of all classes of the Company's
capital stock, DS&P would be
entitled to receive the cash
dividend on its shares of
convertible common stock.

 Restriction on payment of dividends
on common stock and preferred stock. Until such time as DS&P purchases the 5,000,000 shares or its right to make such purchase expires, the Company will not declare any dividends other than the 8% dividend payable on the convertible common stock.

     Directors.  The Company's Board
of Directors shall consist of seven
persons, with DS&P to have the right
to designate four of the directors
upon its purchase of the 3,500,000.
If DS&P does not purchase the
5,000,000 shares and elects to
redeem all or part of the 3,500,000
shares, it loses its right to
designate directors.  DS&P has
elected to designate three director
nominees out of the seven director
nominees at this meeting.

     Various other provisions.
Included in the Agreement are
provisions covering: DS&P's
registration rights (see
"Registration Rights Agreement",
below); warrants to purchase
additional shares of convertible
common stock (see "Stock Warrant
Agreement", below); assignment of
right to purchase shares; preemptive
rights for DS&P to retain its
percentage interest of stock
ownership in the Company; limited
mutual rights of indemnification
arising from certain breaches of the
agreement; and sundry other matters.

     Determination of Selling Price
Per Share. The selling price of $2
per share under the terms of the
stock purchase agreement was the
result of arm's length negotiations
between the Company and DS&P.  From
the Company's perspective,
consideration was given to various
factors, including: the market price
for the Company's common shares
during the negotiations; the
discount from market price given to
investors in private placements by
the Company over the past several
years; the current cash needs of the
Company; the number of shares
involved and the total proceeds that
would be received; the potential of
DS&P making a second purchase of
shares; the lack of other
prospective investors or other means
to raise funds.  The closing price
for the shares of the Company's
common stock on November 4, 1999 was
$2.63, which was the date that
agreement on all the principal terms
to be included in written agreements
was reached between the Company and
DS&P. The $2 per share price agreed
upon at that time represented a 24%
discount from the then market price
of the Company's common stock.  The
Company had consistently priced all
of its private placements over the
past several years at a discount of
approximately 25% from the market
price for the common stock.  A
significant factor involved in
giving a discount is that the shares
sold in a private placement are not
registered under the Securities Act
of 1933 and accordingly, resale of
the shares is limited in terms of
holding period and quantity of sale
under applicable rules and
regulations. On the other side of
the negotiation, DS&P advised the
Company that it had reached the
maximum amount of $2 as the price
per share it was prepared to pay.

Description Of Stock Warrant
Agreement.
Number of shares subject to warrant.
The Company has issued to DS&P a warrant to purchase convertible common stock pursuant to the terms of the Stock Purchase
Agreement. The warrant gives DS&P
the right to purchase that number of
shares of convertible common stock
which, at the time of exercise will
represent, when added to the shares
of convertible common stock
purchased pursuant to the Stock
Purchase Agreement and any dividends
thereon, 68% of the outstanding
common
stock of the Company (assuming
conversion
of all convertible common stock).

     Circumstances under which
warrant may be exercised. The
warrant becomes exercisable in the
event of a merger involving a non-
affiliate, a sale or disposition of
substantially all the assets of the
Company to a nonaffiliate, a public
offering of the Company's shares or
the sale of more than 50% of the
outstanding convertible common stock
by the holders thereof to a  non-
affiliate.

  Exercise period of warrant.  The
warrant may be
exercised one time, and the exercise
period will depend upon when an
event that creates the right to
exercise occurs; however, the
warrant also provides for an outside
date of exercise of December 31,
2004.

   Exercise price.  The exercise
price of the warrant is
$2.25 per share, payable at the time
of exercise.

     Antidilution provisions.  The
exercise price of the warrant shall
be subject to adjustment if certain
events occur such as stock
dividends, stock splits, combination
of outstanding shares, the issuance
of shares of common stock, the sale
of substantially all the assets of
the Company, merger and other
similar transactions that affect the
number of outstanding shares of the
Company or the continuity of the
Company.  The warrant contains
provisions for the computation of
any such adjustments.

     Various other provisions.
Included in the warrant are
provisions covering replacement,
transfers, assignments, delivery of
shares upon exercise, and sundry
other matters.

Description Of  Registration Rights
Agreement.

     Demand registration requests.
In connection with the purchase of
shares of convertible common stock,
the Company grants certain rights to
DS&P under the Registration Rights
Agreement to request that the
Company file a registration
statement under the Securities Act
of 1933 with respect to a public
offering of common stock owned by
DS&P (including underlying shares of
common stock to be owned through
conversion of convertible common
stock and exercise of warrants).
There are two types of registration
requests that DS&P can make under
the Agreement.  The first is a
demand registration request wherein
DS&P would notify the Company as to
the number of shares of common stock
it wishes to include in the
registration statement to be filed
with the Securities and Exchange
Commission by the Company for the
purpose of a public offering of
those shares; DS&P can make up to
three demand
registration requests while it is a
holder of the common stock acquired
through the Stock Purchase
Agreement. The second type of
registration request is a piggy back
registration request, where DS&P
would notify the Company as to the
number of shares of common stock it
wishes to include in a registration
statement that is planned to be
filed by the Company for the purpose
of a public offering of the
Company's shares.

  The Company's obligations.  Upon
receipt of a demand
registration request from DS&P, the
Company shall use its best efforts
to cause a registration statement to
be become effective under the
Securities Act of 1933.  Upon
receipt of a piggy back registration
request, the Company shall include
the shares specified in DS&P's
request in its registration
statement; provided, however, that
the managing underwriter of the
proposed distribution shall have the
right to reduce the number of shares
so requested by DS&P to the extent
that their inclusion would
materially adversely affect such
distribution.

     Underwriters and expenses of
registration. In the case of a
demand registration request, DS&P
shall have the right to select the
underwriter.  In the case of a piggy
back request, the underwriter is
selected by the Company.  In either
case, the expenses of the
registration are to be paid by the
Company.

     Various other provisions.
Included in the Agreement are
provisions covering: DS&P's
obligation to enter into an
agreement with the managing
underwriter with respect to the
shares it wishes to sell;
circumstances where the request for
registration may be delayed, such as
the existence of material inside
information as to which the Company
believes it has a valid business
purpose in refraining from
disclosing publicly for a period of
time; mutual indemnification
provisions relating to untrue or
misleading statements made or
omissions relating to the
registration procedure; and sundry
other matters.

Finders Fee. If the sale of
3,500,000 shares of convertible
common stock for $7,000,000 is
consummated, the Company will pay a
finders fee to Clarence A. McGowan
(the "finder"), the person who
introduced DS&P to the Company.  Mr.
McGowan is currently an investment
consultant, having retired as a
registered broker in 1998. The
finders fee will be comprised of
$150,000 in cash and 70,000
unregistered shares of the Company's
existing common stock.  The finder
is not associated with the Company
and the Company has been advised by
DS&P that the finder has no equity
or other monetary interest in DS&P
or Fund II.  If DS&P exercises it
right as general partner of Fund II
to purchase the additional 5,000,000
shares for $10,000,000 by December
31, 2002, the Company will not pay any
finders fee on that 5,000,000 share
purchase.  The total value of the
cash and stock to be received by the
finder upon a sale of the 3,500,000
shares, based on the November 12,
1999 closing price of the Company's
common stock, would be $355,625.
Net Proceeds To The Company From The
Sale Of Stock.   In addition to the
cash payment of $150,000 to be paid
to the finder, the Company will
incur direct costs associated with
the sale of the convertible common
stock.  These costs include
primarily legal and accounting fees,
printing and mailing costs, and
solicitation costs.  It is estimated
by the Company that such costs will
be approximately $75,000. Based upon
such estimate and the  cash portion
of the finders fee, the net proceeds
to be received by the Company from
the sale of 3,500,000 shares of
convertible common stock to DS&G
will be $6,775,000, or $1.94 per
share. The closing price for the
Company's shares of common stock on
The Nasdaq Stock Market on November
12, 1999 was $2.94.  If DS&P
exercises its right as general
partner of Fund II to purchase an
additional 5,000,000 shares for
$10,000,000 by December 31, 2002,
the net proceeds to be received by
the Company from such sale would be
the entire $10,000,000 selling
price, or $2 per share, since there
will be no additional finders fee or
associated costs.

Use Of Proceeds From The Stock Sale.
The principal uses of the funds
received from the stock sale are set
forth at "Management's Principal
Reasons For Recommending Approval.",
above.  Management's projections for
the dollar amounts to be expended in
connection with each project and
purpose are as follows:

Rehabilitation of concentrating
mill- costs remaining
to complete renovation of
new building, outside
drainage system; crushing and
grinding machinery
costs; gravity and flotation
circuits; dewatering
system; tailings disposal,
electrical; and sundry other costs
relating to the concentrating mill            $577,000

Trixie Mine costs- define and develop
resources, exploration and development.      1,008,000

Homansville area- rehabilitation of shaft;
underground exploration and development;
constructing an escape way and a
ventilation shaft and other costs
associated with developing the
Homansville area.                           3,850,000

Corporate overhead and working capital-     1,340,000

Net proceeds from sale of 3,500,000
shares of stock                            $6,775,000

The foregoing amounts are estimates and
projections, and the actual amounts
expended on each project or purpose may
vary and the priority of various corporate projects may change at a later date depending upon then existing circumstances.

Financial Statements.

Form 10-KSB. There is attached to this
Proxy Statement a copy of the
Financial Statements and other
information required at Item 7 of
the Company's filing with the U.S.
Securities and Exchange Commission
on the Commission's Form 10-KSB for
the Fiscal Year Ended December 31,
1998.   The Financial Statements and other
information for the Company and
Subsidiaries from Form 10-KSB
attached to this Proxy Statement are
comprised of: Index to Financial
Statements for the Years Ended
December 31, 1998 and 1997; Report
of Independent Public Accountants;
Consolidated Balance Sheet as at
December 31, 1998; Consolidated
Statements of Operations for the
Years Ended December 31, 1998 and
December 31, 1997; Consolidated
Statements of Shareholders' Equity
for the Years Ended December 31,
1998 and December 31, 1997;
Consolidated Statements of Cash
Flows for the Years Ended December
31, 1998 and December 31, 1997; and
Notes to Consolidated Financial
Statements.

These financial statements filed by
the Company as part of its U.S.
Securities and Exchange Commission's
Form 10-KSB filing for the Fiscal
Year Ended December 31, 1998 were
included as part of the Company's
Annual Report for the Year
Ended December 31, 1998 that was
mailed to shareholders of the
Company on August 31, 1999. The
Company hereby incorporates by
reference in this Proxy Statement
"Item 7. Financial Statements." and
the Index, Accountant's Report,
Financial Statements and Notes to
Financial Statements that comprise a
part of the Company's Form 10-KSB
for the Fiscal year Ended December
31, 1998 filed by the Company with
the U.S. Securities and Exchange
Commission.

Form 10-QSB.  There also is attached
to this Proxy Statement a copy of "Part
I. Financial Information" of the
Company's filing with the U.S.
Securities and Exchange Commission
on the Commission's Form 10-QSB for
the Quarterly Period Ended September
30, 1999.  The "Part I. Financial
Information" includes for the
Company and Subsidiaries: Unaudited
Condensed Balance Sheet as at
September 30, 1999; Unaudited
Condensed Statements of Operations
for the Three Months Ended September
30, 1999 and September 30, 1998;
Unaudited Condensed Consolidated
Statements of cash Flows for the
Nine Months Ended September 30, 1999
and September 30, 1998; and
Unaudited Notes to Condensed
Consolidated Financial Statements.
The Company hereby incorporates by
reference in this Proxy Statement
"Part I. Financial Information" of
its Form 10-QSB for the Quarterly
Period Ended September 30, 1999
filed by the Company with the U.S.
Securities and Exchange Commission.

Pro Forma Financial Statements.
The following condensed pro forma
consolidated financial statements
are presented in order to reflect
how the purchase of 3,500,000 shares
of the Company's convertible common
stock by Fund II would appear as
part of the Company's financial
statements  if the stock purchase
had occurred on December 31, 1998
for the purpose of the balance sheet
presentation and January 1, 1998 for
the presentation of the statements
of operations.

 Condensed Pro Forma Consolidated Balance Sheet as at December 31, 1998.

Condensed Pro Forma Consolidated Statement of
Operations for the Year Ended December 31, 1998.

Condensed Pro Forma Consolidated Statement of
Operations for the Nine-Months Ended September 30, 1999.

These condensed pro forma consolidated financial statements take into consideration the receipt of $7,000,000 cash, the issuance of 3,500,000 shares of a $.50 par value redeemable convertible common stock, the issuance of 70,000 shares of existing common stock to the finder, and cash payments of $150,000 to the finder and $75,000 for direct costs associated with the sale of the convertible common stock.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Under the terms of the stock purchase agreement, the Company will issue 3,500,000 shares of redeemableconvertible common stock and stock purchase rights to purchase 5,000,000 shares of non-redeemable convertible common stock at $2.00 per share in exchange for gross proceeds of $7,000,000. The 3,500,000 redeemable convertible common shares carry a dividend rate of 8 percent which is payable in nonredeemable convertible common stock of the Company (based on the number of issued redeemable convertible common shares). Fund II has the right to put the redeemable convertible common stock to the Company for redemption at $2.00 per share on or after December 1, 2003, if Fund II has not exercised its right to purchase the 5,000,000 additional shares. In connection with this transaction, the Company will pay a finders fee of $150,000 in cash and 70,000 shares of common stock. Additionally, the Company estimates that the additional direct costs of the offering will be approximately $75,000.

The following unaudited condensed pro forma consolidated balance sheet as of September 30, 1999 assumes the investment occurred as of that date with pro form adjustments to give effect to the sale of 3,500,000 shares of the Company's redeemable convertible common stock and stock purchase rights to purchase 5,000,000 shares of nonredeemable convertible common stock at $2.00 per share for $7,000,000.

The following unaudited condensed pro forma statements of operations for the year ended December 31, 1998 and for the nine-month period ended September 30, 1999 assume that the investment occurred on January 1, 1998.

The pro forma results of operations are not necessarily indicative of the results of operations that would have been obtained if the offering had occurred as of January 1, 1998. These unaudited condensed pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

CHIEF CONSOLIDATED MINING COMPANY AND
         SUBSIDIARIES
CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET AS
         OF SEPTEMBER 30, 1999
        (Unaudited)
        ASSETS
                                                        ProForma      Pro
                                 Historical             Adjustment    Forma

CURRENT ASSETS:
Cash                             $64,033                              $64,033
U.S. treasury bills              843,116                              843,116
Restricted cash                     -              $ 6,775,000(1)   6,775,000  0
Accounts receivable and other      6,671                                6,671
assets
Total current assets           913,820               6,775,000      7,688,820

INVESTMENT IN CENTRAL
STANDARD CONSOLIDATED MINES       79,961                               79,961
ADVANCES TO CENTRAL STANDARD
CONSOLIDATED MINES                29,650                               29,650
MINING CLAIMS AND PROPERTIES   8,465,619                            8,465,619
MACHINERY AND EQUIPMENT          128,676                              128,676
RECLAMATION BOND DEPOSITS        143,239                              143,239
Total assets                  $9,760,965            6,775,000    $ 16,535,965


LIABILITIES AND SHAREHOLDERS'EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued
liabilites                       17,032                                17,032

ACCRUED RECLAMATION COST        389,800                               389,800

MINORITY INTEREST             2,502,107                             2,502,107

REDEEMABLE CONVERTIBLE COMMON
STOCK                             -         $      3,186,071(1)     3,186,071

SHAREHOLDERS' EQUITY:
Preferred stock                2,584                                    2,584
Common stock                  3,975,801              35,000(1)      4,010,801
Additional paid-in-capital   14,818,554             170,625(1)     14,989,179
                                                 (3,186,071(2)
                                                  3,186,071(2)
Stock purchase rights        -                    3,383,304(1)      3,383,304
Deferred compensation        (3,225)                                  (3,225)
Notes receivable from
shareholders                (80,420)                                 (80,420)
Accumulated deficit      (11,861,268)                             (11,861,268)

Total shareholders' equity 6,852,026             3,588,929         10,440,955

Total liabilities and
shareholders' equity       9,760,965             6,775,000       $16,535,965

See Accompanying Notes to Unaudited Condensed Pro Forma
Consolidated Financial Statements

CHIEF CONSOLIDATED MINING COMPANY AND SUBSIDIARIES
    CONDENSED PRO FORMA CONSOLIDATED STATEMENT
       OF OPERATIONS FOR THE YEAR ENDED
              DECEMBER 31, 1998

                           (Unaudited)

                                        Pro Forma
                         Historical     Adjustments            Pro Forma

REVENUES:
Interest                   $36,051                             $36,051
Land sales and other        37,660                              37,660
Total revenues              73,711                              73,711

EXPENSES:
General and administrative     807,131                         807,131
Mining properties operating,
exploration and reclamation  1,061,998                       1,061,998
costs
Taxes other than income taxes  16,035                           16,035
Total expenses              1,885,164                        1,885,164

LOSS BEFORE MINORITY INTEREST(1,811,453)                    (1,811,453)

MINORITY INTEREST             81,801                            81,801
NET LOSS                  (1,729,652)                       (1,729,652)

REDEEMABLE CONVERTIBLE COMMON
STOCK DIVIDENDS:
Beneficial conversion feature  -       $(3,186,701)(3)     (3,186,071)

Eight percent stock dividend   -        (822,500)            (822,500)

Accretion to redemption value  -       (953,482)             (953,482)

NET LOSS APPLICABLE TO COMMON
SHAREHOLDERS              $(1,729,652) $(4,962,053)     $(6,691,705)

NET LOSS PER COMMON SHARE
(Basic and Diluted)          $ (0.26)                      $(1.00)

WEIGHTED AVERAGE
NUMBER OF COMMON SHARES OUTSTANDING
(Basic and Diluted)        6,645,151   70,000(4)         6,715,263

See Accompanying Notes to Unaudited Condensed Pro Forma
Consolidated Financial Statements


CHIEF CONSOLIDATED MINING COMPANY AND SUBSIDIARIES
CONDENSED PRO FORMA CONSOLIDATED STATEMENT
OF OPERATIONS FOR THE NINE-MONTH PERIOD
ENDED SEPTEMBER 30, 1999

                           (Unaudited)
                                        Pro Forma
                           Historical   Adjustments     Pro Forma

REVENUES:
Interest                   $10,453                      $10,453
Land sales and other         2,033                        2,033
Total revenues              12,486                       12,486

EXPENSES:
General and administrative 250,605                     250,605
Mining properties operating,
exploration and reclamation   64,704                    64,704
costs
Taxes other than income taxes 13,191                    13,191

Total expenses              328,500                    328,500

LOSS BEFORE MINORITY INTEREST (316,014)              (315,014)

MINORITY INTEREST             -                    -

NET LOSS                      (316,014)              (316,014)

REDEEMABLE CONVERTIBLE COMMON
STOCK DIVIDENDS:
Eight percent stock dividend       -   $(616,875)(3) (616,875)


Accretion to redemption value      -    (715,112)(3) (715,112)

NET LOSS APPLICABLE TO COMMON
SHAREHOLDERS                $(316,014) $(1,331,987)$(1,648,001)

NET LOSS PER COMMON SHARE
(Basic and Diluted)         $ (0.04)                (0.21)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING
(Basic and Diluted)       7,948,634     70,000(4)  8,018,634


See Accompanying Notes to Unaudited Condensed Pro Forma
Consolidated Financials Statements


CHIEF CONSOLIDATED MINING COMPANY AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


       A.   BASIS OF PRESENTATION

On November 18, 1999, the Company and
Fund II entered into an agreement that
provides for the sale of 3,500,000 shares of the Company's redeemable convertible common stock in exchange for gross proceeds of $7,000,000. The redeemable convertible common shares carry a dividend rate of 8 percent which is payable in nonredeemable convertible common stock of the Company (based on the number of issued convertible common shares).
The Company will also issue stock purchase rights to Fund II for the purchase of an additional 5,000,000 shares of non-redeemable convertible common stock at $2.00 per share.
The shares of convertible common stock have a liquidation value preference equal to $2 per share. In connection with this transaction, the Company agreed to pay finders fees of $150,000 in cash and 70,000 shares of common stock. Additionally, the Company estimates that the additional direct costs of the offering will be approximately $75,000.


          B.   PRO FORMA ADJUSTMENTS

(1)  To give effect to the sale of 3,500,000
shares of the Company's redeemable convertible common stock and stock purchase rights to purchase 5,000,000 shares of nonredeemable convertible common stock at $2.00 per share for gross proceeds of $7,000,000. The gross proceeds have been reduced by direct offering costs and allocated between the redeemable convertible common stock and the stock purchase rights as follows:

                Gross proceeds         $7,000,000
                Less cash offering
                costs:
                   Finders fees        (150,000)
                   Other direct         (75,000)
                offering costs
                Net cash proceeds      6,775,000

                Less:
                   Value allocated
                to stock purchase   (3,383,304)
                rights
                   Fair value of
                stock issued          (205,625)
                  as finders
                  fee
                Net proceeds       $3,186,071


The stock sale agreement states that the netproceeds received by the Company from the sale of the 3,500,000 shares is to be used to fund the operations of the Trixie Mine, including rehabilitation of the concentrating mill, and to fund the initial development of the
Homansville area, with the Company
retaining $1,340,000 of the net
proceeds as corporate overhead and
working capital.  Accordingly, the
net proceeds have been reflected as
restricted cash in the accompanying
condensed pro forma consolidated
balance sheet.

The Company agreed to issue 70,000
shares of common stock with an
estimated fair value of $205,625 at
the date of commitment (based upon
quoted market price on November 12,
1999 of $2.94 per share) as a
finders fee.

The Company has estimated the value
of the stock purchase rights issued
in connection with the sale of the
redeemable convertible common stock
based upon a Black-Scholes pricing
model with the following
assumptions: risk free rate of 5.75
percent; expected dividend yield of
zero percent; expected life of 3
years, and; expected volatility of
196 percent. The net proceeds from
the sale of the redeemable
convertible common stock has been
allocated between the stock and
related stock purchase rights based
upon their relative fair values at
the date of the stock purchase agreement.

Fund II has the right to put the
redeemable convertible common stock
to the Company for redemption at
$2.00 per share on or after December 1, 2003. Accordingly, the redeemable convertible common stock has been classified outside of shareholders' equity in the accompanying condensed pro forma consolidated balance sheet.

(2)  On November 18, 1999, the quoted
market price of the Company's common stock was $2.94 per share which is greater than the conversion price ($2.00 per share) of the redeemable convertible common shares to be issued, resulting in a beneficial conversion feature. The convertible common shares are convertible into common shares immediately upon the sale of the redeemable convertible common stock. In accordance with EITF 985, the intrinsic value of the beneficial conversion feature has been recorded as a dividend to the redeemable convertible common shareholders at the date of the sale.

Due to the Company's accumulated deficit, the dividend has been charged against additional paid-in capital. Accordingly, the beneficial conversion feature does not have any net impact on the pro forma additional paid-in capital.

(3)  The net loss available to common
shareholders has been
     calculated by deducting dividends
     attributable to the redeemable
     convertible common stock.  Those
     dividends consist of:
            a)   The intrinsic value of the beneficial
conversion feature
               (See Note 2).
     b) The eight percent dividend payable in non-redeemable convertible common stock.
               The dividend is calculated based upon
               the number of redeemable convertible
               common shares outstanding (3,500,000).
               The fair value of the dividend shares
               that will be issued in the future is
               unknown.  Accordingly, the dividend has
               been estimated based upon the quoted
               market price ($2.94 per share) of the
               Company's common stock on November 18,
               1999.
            c)   The accretion of the redeemable
convertible common shares
               has been amortized on a straight-line
               basis utilizing the difference between
               the carrying value at the date of
               issuance and the redemption price of
               $7,000,000 at December 1, 2003.  The
               straight-line basis is assumed to
               reasonably approximate the effective
               interest method.

(4)  The pro forma weighted average number of common
shares
     outstanding was calculated as follows:
                                          Year Ended          Nine-Months
                                      December Ended 31, 1998 September 30,1999

   Historical weighted average number
   of common shares outstanding         6,645,151             7,948,634
   Add:
   Shares issued as a finders fee         70,000                 70,000
   Pro forma weighted average number of
   common shares outstanding           6,715,151              8,018,634


Effect Of Dividends On Percentage
Limitation Of Ownership and Stock
Warrants. Annual dividends will be paid to DS&P, as general partner of Fund II, in shares of convertible common stock on the 3,500,000 shares purchased.
Similarly, if DS&P exercises its right to purchase 5,000,000 additional shares, annual dividends in shares of convertible common stock will also be payable to DS&P, as general partner of Fund II, on the 5,000,000 shares. No cash dividends will be paid by the Company on the convertible common stock. If DS&P converts shares of convertible common stock into shares of existing common stock (convertible on a one-for-one basis) prior to the end of a year with respect to which the dividend is to be paid, DS&P's right to receive dividends on the shares so converted will be computed on a daily basis up to the date of conversion. During the years 2000 through 2002, shares of convertible common stock representing the annual 8% dividend will be paid based on the original 3,500,000 shares, without regard to additional shares received as dividends, unless the additional
5,000,000 are purchased by DS&P. At the
end of the three year period, or upon
DS&P's purchase of 5,000,000 shares,
whichever occurs first, dividends with
respect to the 3,500,000 share purchase
will begin to accrue on a daily basis and be paid based upon the cumulative total number of shares held by DS&P, including the shares received as dividends. If DS&P exercises the right to purchase the additional 5,000,000 shares under the stock purchase agreement, the annual 8% dividends will also be paid in shares of convertible common stock based upon the 5,000,000 shares purchased and the dividends received thereon, such dividends to accrue on a daily basis.

As set forth above, DS&P will hold 30.4% of the Company's outstanding shares upon its purchase of 3,500,000 shares.
Assuming no unrelated additional stock
issuances by the Company take place
during the years 2000 to 2002 and if
DS&P, as general partner of Fund II,
purchases the additional 5,000,000 shares on December 31, 2002, DS&P would receive
280,000 shares of convertible common
stock as dividends on the 3,500,000
shares in each of the years 2000 to 2002, which would result in DS&P holding a total of 9,340,000 shares of convertible common stock on December 31, 2002. The
9,340,000 shares would represent 53.8%
ownership of all outstanding shares of
the Company at December 31, 2002.  If
DS&P did not purchase the 5,000,000
shares by December 31, 2002,
DS&P would hold 35% of all outstanding
shares of the Company on the latter date.
The stock purchase agreement provides
that the maximum percentage of capital
stock ownership that DS&P shall own in
the Company shall be limited to 68% of
the then issued and outstanding stock of the Company. Under the terms of the stock warrant, DS&P, as general partner of Fund II, would have the right to purchase additional shares of the convertible common stock at $2.25 per share in order to bring its percentage of stock holdings of the Company's outstanding shares up to a maximum of 68%; however, the warrants can only be exercised upon the occurrence of one of the events described at "Description of Stock Warrant Agreement - Circumstances under which the warrant may be exercised.", above. DS&P's stock ownership percentage increases as additional dividends paid in stock are received, the number of shares that DS&P would need to purchase by exercise of warrants to reach the 68% limitation are correspondingly reduced. At such time as DS&P has reached the maximum 68 % holdings, no further dividends in shares of convertible common stock would be paid. See "Description Of Stock Purchase
Agreement." and "Description of Stock
Warrant Agreement."
Approval of the transaction under
Proposal 3 is required under Chapter 10
of the Revised  Arizona Statute and by
the Corporate Governance Requirements of
The Nasdaq Small Cap Market.
Accordingly, your Board of Directors
recommends a vote FOR the following
resolution:
RESOLVED: that the Stock Purchase
Agreement, Stock Warrant Agreement and
Stock Rights Agreement, all dated as of
November 19, 1999,  providing for the
transaction between the Company and
Dimeling Schreiber & Park ("DS&P"), as
the general partner of Dimeling Schreiber
& Park Reorganization Fund II, LP ("Fund
II"), whereunder DS&P shall purchase
3,500,000 shares of a new class of
convertible common stock and shall have
the right to purchase an additional
5,000,000 shares of convertible common
stock from the Company, all upon the
terms and conditions set forth in said
agreements, which transaction is referred to and described in the Company's Proxy
Statement dated November 30, 1999, are
hereby approved, and the directors and
officers of the Company are hereby
authorized to proceed to consummate the
transaction with DS&P under the terms of said agreements; provided, however, that the shareholders of the Company also approve at the meeting of shareholders of the Company held December 29, 1999 or any adjournments thereof, Proposal 2 as set forth in the said Proxy Statement.
 Approval of Proposal 3 requires that a
quorum of the preferred shareholders and a quorum of the common shareholders each be present at the meeting and that the preferred shareholders and the common shareholders vote as separate classes, with the votes cast in favor of Proposal
3 in each class exceeding the votes cast against Proposal 3 in each class.

MANAGEMENT INTENDS TO CAST ITS PROXY
VOTES IN FAVOR OF PROPOSAL 3.
PROPOSAL 4:  THE SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANTS
The accounting firm of Arthur
Andersen LLP has
been recommended by the Board of
Directors to serve as independent public accountants for the Company for the current fiscal year. No member of said accounting firm has any direct financial or any material indirect financial interest in the Company or any of its subsidiaries or any connection during the past five years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. At the meeting of shareholders the selection of said accounting firm will be proposed by management. Arthur Andersen LLP has advised the Company that it does not expect a representative to be present at the meeting.

     Approval of Proposal 4 requires that
the votes cast in favor of Proposal 4
exceed the votes cast against Proposal 4.
MANAGEMENT INTENDS TO CAST ITS PROXY
VOTES IN FAVOR OF PROPOSAL 4.

             MEETINGS OF THE BOARD OF
          DIRECTORS AND INFORMATION
          REGARDING COMMITTEES
     The Board of Directors held three
meetings in 1998. All of the persons who served as directors at the time of each meeting were present at all the meetings held in 1998.
     The Board of Directors formed an
Audit Committee in 1998, comprised of Paul
Hines, a director, and James Callery, a
former director.  The Audit Committee
held two meetings in 1998, at
which both members of the Audit Committee were present. Mr. Hines continues as a member of the Audit Committee and is a director nominee . James Callery resigned as a director of the Company in 1999 and no longer serves on the Audit
Committee.  If Christopher A. Arnold, a
director nominee , is elected as a
director at this meeting, he will serve
with Paul Hines on the Audit Committee.
The Board of Directors does not have a
compensation or nominating committee or
committees performing similar functions.
A copy of the Company's 1998 Annual
Report, which includes a complete copy of the Company's Securities and Exchange
Commission's Annual Report on Form 10-KSB containing financial statements and financial statement schedules for the year ended December 31, 1998, was mailed to each shareholder of record on August
31, 1999. Additional Annual Reports will be available upon written request to the Company.

         SUBMISSION OF SHAREHOLDER
     PROPOSALS Shareholders' proposals
     intended to be presented
at the Company's 2000 Annual Meeting of
Shareholders must be received at the
Company's offices at 500 Fifth Avenue,
New York, New York 10110, by March 30,
2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

              OTHER MATTERS
     The Company is not aware of any
person who, at any time during the year
1998 was a director, officer or
beneficial owner of more than 10% of the Company's common stock who failed to file on a timely basis, reports required by
Section 16(a) of the Securities Exchange
Act of 1934 during 1998 or prior years.

     The cost of soliciting proxies will
be borne by the Company. The Company will solicit votes by mail, and officers, directors and employees of the Company may solicit proxies by telephone, telegraph or personal interview. In addition, the Company has retained the professional soliciting firm of Corporate
Investors Communications, Inc. to solicit proxies from banks, brokers, nominees and institutions at a cost to the Company of $5,000 and disbursements.

     Management knows of no other matters
to be presented for consideration at the meeting by management or by shareholders who have requested inclusion of proposals in the Proxy Statement, other than the matters stated in the Notice of Special
Meeting of Shareholders in Lieu of Annual
Meeting. If any other matter shall
properly come before the
meeting, the persons in the accompanying proxy intend to vote on such matters in accordance with their best judgement.

        INFORMATION INCORPORATED BY REFERENCE
The following items are incorporated by reference in this Proxy Statement:

     "Item 7. Financial Statements." and
the Index, Accountant's Report, Financial
Statements and Notes to Financial
Statements that comprise a part of the
Company's Form 10-KSB for the Fiscal Year
Ended December 31, 1998 filed by the
Company with the U.S. Securities and
Exchange Commission.

     "Part I. Financial Information" of
the Company's Form 10-QSB for the
Quarterly Period Ended September 30, 1999 filed by the Company with the U.S.
Securities and Exchange Commission.
                         By Order of the
                         Board of Directors,


                         Edward R.
                         Schwartz
                         Secretary

November 30, 1999



Safe Harbor Statement under the Private
Securities Litigation Reform Act of 1995:

This Proxy Statement contains statements which are not historical facts, such as anticipated production, exploration results and costs and therefore are "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995, and
involve a number of risks and
uncertainties that could cause actual
results to differ materially from those
projected, anticipated, expected or
implied. These risks and uncertainties
include, but are not limited to, the
following: the net proceeds from the sale of stock to be received by the Company if Proposals 2 and 3 are approved by the shareholders at this meeting are not sufficient for the Company to complete the intended work and projects; even if the amount of funds from the stock sale is sufficient to complete the work and projects, the Company is unable to initiate profitable mining activities at the Trixie Mine and/or mining from the Homansville area is not commercially feasible; Fund
II does not exercise its right to
purchase the 5,000,000 shares by December
31, 2002 and, as a result, the Company is unable to continue any mining operations or continue to seek development of the Homansville area. Refer to the Company's
Form 10-QSB and 10-KSB reports filed with the Securities and Exchange Commission.


    EXHIBT A

RESTATED ARTICLES OF INCORPORATION
                   OF
    CHIEF CONSOLIDATED MINING COMPANY

               ARTICLE I.

  The name of this Corporation shall be
and is the Chief Consolidated Mining Company.

               ARTICLE II.

   (a)  The name and address of this
Corporation's statutory
agent in the State of Arizona is
Corporation Service Company, 3636 North
Central Avenue, Phoenix, Arizona 85012.
The principal place of business of this
Corporation outside the state of Arizona is 500 Fifth Avenue, Suite 1021, New
York, New York 10110-1099.

     (b) The name and address of each
person who is serving as a director of
this Corporation until a successor is
elected and qualified is as follows;

Name                       Address
Christopher A. Arnold      1629 Locust Street,
                           Philadelphia, PA 19103

Thomas Bruderman           1573 Bronson Road,
                           Fairfield, CT 06430

William R. Dimeling        1629 Locust Street,
                           Philadelphia, PA 19103

Paul Hines                12 Flying Cloud Road,
                          Stamford,CT 06902

Robert E. Poll            225 West 86th Street,
                          New York, NY 10024 Richard

R. Schreiber              1629 Locust Street,
                          Philadelphia, PA 19103

Leonard Weitz            500 Fifth Avenue,
                         New York, NY 10110-1099


                    ARTICLE III.

     This Corporation is organized for
the purpose of carrying on and
transacting a mining business and shall
have the following powers and rights as
incidental to such business:

     (a)  To explore for minerals, metals
and ores of all kinds in any state,
territory or country.

 (b)  To purchase or otherwise acquire,
                  hold,
manage, operate, sell or otherwise
dispose of any mineral lands or the
products thereof in any state, territory or country.

     (c )  To explore, develop, operate
or work any and all mines or mineral
lands acquired by said Corporation, or in which said Corporation may have any interest whatsoever, in any State, territory or country, and to acquire and dispose of in any manner whatsoever all machinery, supplies, and materials necessary or convenient for use in connection therewith.

     (d)  To purchase and sell, or
otherwise acquire or dispose of, stocks, bonds, notes, or obligations in any other form, of any Corporation organized for mining purposes under the laws of Arizona or any other territory, state of country, including stock, bonds, notes or other obligations of this corporation.

  (e)  To purchase or sell, or otherwise
acquire or dispose of, pipe-lines, tracks, water rights, roads, tramways, canals, ditches, telephone or telegraph lines, railroads or any other form of property, and to use, enjoy and operate the same in any manner whatsoever, incidental to or in connection with the carrying on of the mining business of this corporation.

     (f)  To transact any business
usually or properly incidental or
collateral or to allied with mining,
including the power and right to mine or otherwise produce, refine, reduce, manufacture, acquire, sell, or otherwise dispose of, deal in, ores, limerock or any other raw materials, or any products or by-products derived from such ores, limerock or any raw materials; to acquire, own, hold, sell, or otherwise dispose of, letters patent or patent rights deemed useful in connection with the business of the Company; to acquire, hold, use, operate, sell, and dispose of, all property, real and personal, necessary or proper to aid the corporation in transacting any of its business; and to have and exercise the power and right or eminent domain for the acquisition of any real property, or the right to use same, in Arizona or any other state within the United States of America.

     (g)  ADDITIONAL POWERS:

   (1)  To engage in business in all its
        forms and branches.

(2)  To purchase, or otherwise, acquire,
own,
hold, lease, sell, exchange, assign,
transfer, mortgage, pledge or otherwise
dispose of, to guarantee, and to invest, trade and deal in and with personal property of every class and description.
 (3)  To purchase, or otherwise acquire,
own, hold, lease,
sell, exchange, assign, transfer,
mortgage or otherwise dispose of, and to invest, trade and deal in and with real property, and any and all interests therein.

     (4)  To enter into any kind of
contract or agreement, cooperative or
profit-sharing plan with its officers or employees that the corporation may deem advantageous or expedient or otherwise to reward or pay such persons for their services as the directors may deem fit.
     (5)  To build houses or other
buildings of every kind and character,
either for sale of lease or on contract
or otherwise; to lay out, subdivide,
resubdivide and plat tracts of land and
sell same, either by such subdivision or resubdivision; and to improve lands laid out, subdivide or resubdivide, grade, oil and improve streets, alleys, parks and other places, and sidewalk, curb, and otherwise improve the same, and construct and maintain and operate sewers and any and all other conveniences and matters in connection therewith.

     (6)  To purchase, lease or otherwise
acquire, in whole or in part, the
business, goodwill, rights, franchises
and property of every kind, and to
undertake the whole or any part of the
assets or liabilities, of any person,
firm, association or corporation engaged in or authorized to conduct any business similar to any business authorized to be conducted by this corporation, or owning property necessary or suitable for its purposes, and to pay for the same in cash, in the stock or bonds of this company, or otherwise; to hold or in any manner dispose of the whole or any part of the business or property so acquired, and to exercise all the powers necessary or incidental to the conduct of such business.

 (7)  To lend money and to negotiate and
                  make
loans, either on its own account or as
agent or broker for others.

     (8)  To borrow money, to issue
bonds, debentures, notes and other
obligations of this corporation from time to time, for any of the objects or purposes of this corporation, and to mortgage, pledge, hypothecate, and/or convey in trust, any or all of its property to secure the payment thereof.

  (9)  To discount and negotiate
                       promissory notes,
                       drafts,
bills of exchange, and other evidences of debt, and to collect for others money dues them on notes, checks, drafts, bills of exchange, commercial paper and other evidence of indebtedness.

     (10) To enter into, make, perform
and carry out contracts of every kind and for any lawful purpose, without limit as to amount, with any person, firm, association, corporation, municipality, state, or government, or any subdivision, district or department thereof.

     (11) To acquire, and pay for in
cash, shares of stock, bonds or notes of this corporation, or otherwise, the assets including the goodwill of any person, firm, association or corporation, and to undertake or assume the whole or any part of the obligations or liabilities thereof.

  (12) To engage in and conduct any and
              all kinds of
manufacturing businesses.

     (13) To do any and all such other
acts, things, business or businesses in
any manner connected with or necessary,
incidental, convenient or auxiliary to
any of the objects hereinbefore
enumerated, or calculated, directly or
indirectly, to promote the interest of
the corporation; and in carrying on its
purposes, or for the purpose of
attaining or furthering any of its
business, to do any and all acts and
things, and to exercise any and all
other powers, which a copartner or
natural person could do or exercise, and which now or hereafter may be authorized by law, and in any part of the world.

     (14)  To buy and sell foreign
     exchange and the currencies of any nation. To engage in foreign trade and in this connection to purchase and sell goods, wares and merchandise manufactured in foreign countries.

    (h)  It is hereby expressly provided
that the foregoing anumerations of specific powers, objects and purposes of this corporation shall be in furtherance, and not in limitation, of the general powers conferred upon a corporation by the laws of the State of Arizona, it being specifically provided that his corporation shall have and may exercise all the rights and powers conferred by the State of Arizona upon like corporations organized under its laws, and that such specific objects, purposes and powers, in any paragraph enumerated herein, excepting where otherwise clearly indicated herein, shall not be limited or restricted by reference to or inference from the terms of any other clause or paragraph of these Articles.

               ARTICLE IV.

 The total amount of the authorized
capital stock of this
corporation shall be Twenty Five Million, Seven Hundred Fifty Thousand dollars
($25,750,000), divided into One Million
Five Hundred Thousand (1,500,000) shares of Preferred Stock, par value $0.50 per share, Twenty Million (20,000,000) shares of Common Stock having a par value of $0.50 per share, and Thirty Million
(30,000,000) shares of Convertible Common
Stock, par value $0.50 per share.  All
such stock, Preferred, Common, and
Convertible Common, shall have equal
voting powers, each share entitling the
holder to one vote at all meetings of the stockholders on all matters upon which stockholders are entitled to vote under Arizona law, and, except for the 8%
Convertible Common Stock dividend as
described in the designation of
Convertible Common Stock set forth
herein, all such stock, Preferred, Common and Convertible Common Stock, shall participate equally in all dividends declared; one share of Preferred Stock shall receive the same amount of dividends as one share of Common Stock and as one share of Convertible Common
Stock. In the event of any liquidation, dissolution, or winding up of the corporation, the holders of the Preferred
Stock shall be entitled, before any of
the assets of the corporation shall be
distributed among the holders of the
Convertible Common Stock or Common Stock, to be paid in full the par amount of their shares.

Except as otherwise provided in the
designation of Convertible Common Stock
set forth herein, the Board of Directors may in their discretion from time to time and in such amounts as they may determine, sell to any person whomsoever the unsubscribed stock of the company, Convertible Common, Common and Preferred, at not less than its par value.

The amount, the voting powers,
preferences and relative
rights and privileges and other rights
granted to the Common
Stock and the Convertible Common Stock
and the qualifications, limitations or
restrictions imposed thereon be, and they hereby are as follows:

Rights and Privileges. The Common Stock and the Convertible Stock shall be of equal rank and shall entitle the holders thereof to the same rights and privileges, except as hereinafter provided. Designation and Amount. Thirty
Million (30,000,000) shares of the
capital stock of the Corporation are
hereby designated as Convertible Common
Stock.

Common Stock Outstanding.  All common
stock heretofore issued and outstanding
is Common Stock of the Corporation
without surrender or exchange of
certificates therefor.

Certain Restrictions. Until the earlier of the date a minimum of 8,500,000 shares of Convertible Common Stock is issued and outstanding or December 31, 2002, the Corporation shall issue no dividends other than the 8% annual dividend on the Convertible Common Stock; and so long as any Convertible Common Stock is outstanding, issuance of additional shares of Convertible Common Stock is restricted pursuant to the terms of that certain Stock Purchase Agreement entered into by the Company and Dimeling, Schreiber and Park, dated as of November
19, 1999.

Dividends and Distributions. Subject to certain Restrictions set forth in paragraph 4 above, so long as equivalent dividends and distributions are made to the holders of Convertible Common Stock, and dividends in the form of Convertible
Common Stock are paid only to holders of Convertible Common Stock, holders of
Common Stock shall be entitled to receive dividends and other distributions when, as, and if declared by the Board of Directors out of funds legally available for the purpose. The holders of the Convertible Common Stock shall be entitled to receive when, as, and if declared by the Board of Directors out of funds legally available for the purpose, dividends at an annual rate of 8%, payable annually solely in additional shares of Convertible Common Stock. Such a dividend shall be payable as a simple dividend for all periods ending prior to the earlier of December 31, 2002 or the Tranche B Closing. Thereafter, dividends paid on the Convertible Common Stock shall be cumulative accruing on a daily basis, based on actual days elapsed since payment of the most recent dividend, and rights shall accrue to the holders of the Convertible Common Stock in the event that the Corporation shall fail to declare or pay dividends on the Convertible Common Stock for any fiscal year, whether or not earnings of the Corporation for such year were sufficient to pay such dividends in whole or in part. At such time as DS&P owns 68% of Company no further dividends will be paid on Convertible Common Stock.

Voting Rights.   Holders of Convertible
Common Stock shall be entitled to one
vote per each full share of Common Stock into which the Convertible Common Stock they hold could be converted, notwithstanding any restriction on convertibility as to time, at the date a vote of stockholders is taken or a written consent of stockholders is solicited.

Redemption. The Convertible Common Stock is redeemable pursuant to the terms of that certain Stock Purchase Agreement entered into by the Company and Dimeling, Schreiber & Park, dated as of November
19, 1999.

Liquidation, Dissolution or Winding Up.
     (a)  Upon any liquidation,
dissolution or winding up of the
Corporation, no distribution shall be
made to the holders of the Common Stock
of the Corporation unless first the
holders of the Preferred Stock shall have received an aggregate amount equal to $0.50 per share of Preferred Stock then held, and then the holders of the Convertible Common Stock shall have received an aggregate amount equal to $2.00 per share of Convertible Common
Stock then held, plus an amount equal to all declared but unpaid dividends thereon.

     (b)  In the event the assets to be
distributed to the holders of
Convertible Common Stock shall be
insufficient to permit the payment to
holders of the full preferential amount
aforesaid, then all the assets of the
Corporation to be distributed  to the
holders of the Convertible Common Stock
shall be distributed on a pro rata basis in accordance with their respective holdings of Convertible Common Stock.

     (c)  The rights of the holders of
the Convertible Common Stock to the
liquidation preference are subordinate
only to the rights of the holders of the Corporation's outstanding Preferred Stock to receive an aggregate amount of $0.50 per share upon the liquidation, dissolution or winding up of the Corporation.

     (d)  In the event that assets of the
Corporation remain after distribution to holders of Preferred Stock and the holders of the Convertible Common Stock to the extent of their respective preferences, the holders of each class of stock shall be entitled to distribution of such assets on a pro rata basis in accordance with their holdings.

Optional Conversion.     Each share of
Convertible Common Stock shall be
convertible at any time at the option of the holder thereof, into one fully paid and non-assessable share of Common Stock of the Corporation ("Conversion Rate"), subject to adjustment in the Conversion
Rate in accordance with paragraph 10
hereof.

Adjustments to the Conversion Rate.
The Conversion Rate for the Convertible
Common Stock shall be subject to
adjustment from time to time, calculated as follows:

  (a) if the Corporation:
           (i)  pays a dividend or makes
          a distribution on its Common
          Stock or Preferred Stock in
          shares of its Common Stock;
          (ii)  subdivides its
          outstanding shares of Common
          Stock into a greater number of
          shares;
          (iii)  combines its outstanding
          shares of Common Stock into a
          smaller number of shares; or
          (iv)  issues by
reclassification of its Common Stock any shares of its capital stock;
then the Conversion Rate in effect
immediately prior to such action shall be adjusted so that each holder of Convertible Common Stock thereafter converted may receive the number of shares of Common Stock of the Corporation which such holder would have owned immediately following such action if such holder had converted such shares of Convertible Common Stock immediately prior to such action.

       (b)  if the Corporation:
          (i)  issues rights or warrants
entitling holders of Common Stock to
subscribe for or purchase shares of its
Common Stock or securities convertible
into Common Stock; or
          (ii)  distributes to the
holders of its Common Stock or Preferred
Stock any of its assets or debt
securities or any rights or warrants to
purchase debt securities, assets or other securities of the Corporation;
then the Conversion Rate in effect
immediately prior to such action shall be adjusted so that each holder of Convertible Common Stock thereafter converted may receive the number of rights, warrants, assets or debt securities to which such holder would have been entitled immediately following such action if such holder had converted such Convertible Common Stock immediately prior to such action.

     (c)  If the Corporation shall
consolidate with or merge into any other corporation or transfer all of its properties and assets as an entirely to any person, then upon consummation of such transaction, each share of the Convertible Common Stock shall automatically become convertible into the kind and amount of securities, cash or other assets to which the holder of such share would have been entitled immediately after such consolidation, merger or transfer if such holder had converted such share of Convertible
Common Stock immediately prior to the
effective date of such transaction.
Mechanics of Conversion. In the event of conversion at the option of the holder of shares of Convertible Common Stock pursuant to paragraph 9 hereof, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation and shall give written notice to the Corporation of such holder's election to convert same and shall state therein the number of shares of Convertible Common Stock being converted. Thereupon, the Corporation shall promptly issue and deliver to such holder of Convertible Common Stock a certificate or certificates for the number of shares of Common
Stock to which such holder shall be
entitled. Reservation of Stock Issuable
Upon Conversion.  The Corporation shall
at all times reserve and keep available
out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Convertible Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Convertible Common Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Convertible Common Stock, the Corporation will take such corporate action, as may be, in the opinion of its counsel, necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Restriction on
Amendment.  So long as any Convertible
Common Stock shall be issued and
outstanding, the Corporation shall not
amend these Articles of Incorporation
without the affirmative vote of the
holders of Convertible Common Stock,
voting as a class.

               ARTICLE V.
     The time of the commencement of the
Corporation shall be the date of filing a certified copy of these Articles of Incorporation in the office of the Territorial Auditor of the Territory of Arizona and the existence of the Corporation shall be perpetual.

                     ARTICLE VI
     The affairs of this Corporation
shall be conducted by the Board of
Directors consisting of not less than
three (3) persons nor more than seven (7) persons who shall be shareholders. The number of directors to serve shall be fixed by the Board of Directors. All directors shall be elected annually at a stockholders' meeting on the third
Tuesday of May of each year and shall
hold office until their successors are
elected and qualify or as provided by the By-laws of the Corporation.
     The Board of Directors shall have
full power to fill all vacancies
occurring in the Board from any cause,
and to appoint from their own number an
executive committee, and vest said
committee with all the powers granted the Board of Directors by these articles.

               ARTICLE VII
The officers of this Corporation shall be
                    a
President, two Vice-presidents, Secretary and Treasurer, and such minor officers as the Board of Directors may see fit to appoint. The President, Vice-president,
Secretary and Treasurer shall be elected annually by the Board of Directors at its first meeting after the annual election of directors. The office of Secretary and Treasurer may, in the discretion of the directors, be held by the same person, and it shall not be necessary for the Secretary and Treasurer to be a director of the Corporation.

              ARTICLE VIII
The Board of Directors shall have full
power to borrow money and incur such
indebtedness as it shall see fit, and to mortgage or pledge any or all of the property of the Company to secure such loans and indebtedness.

               ARTICLE IX
  The Board of Directors may adopt by-
laws for this Corporation
which may be repealed or amended by said
Board.

                ARTICLE X

The private property of the stockholders of this Corporation shall be exempt from any and all liability for the debts of this Corporation.


CONSENT OF INDEPENDENT PUBLIC
ACCOUNTANTS


As independent public accountants, we
hereby consent to the incorporation by
reference in this proxy statement of our report dated March 8, 1999 (except with respect to matters discussed in the fourth paragraph of Note 3, as to which the date is April 9,1999) included in Chief Consolidated Mining Company's Form
10KSB for the year ended December 31,
1998 and to all references to our Firm
included in this proxy statement.


ARTHUR ANDERSEN LLP

Salt Lake City, Utah
   December 16, 1999